Oppenheimer
Emerging Technologies Fund

 Prospectus dated December 23, 2002

                                         Oppenheimer Emerging Technologies
                                         Fund is a mutual fund that seeks
                                         long-term capital appreciation to
                                         make your investment grow. It
                                         emphasizes investments in common
                                         stocks of U.S. and foreign companies
                                         expected to benefit in the long-
                                         term from emerging technologies.
                                            This Prospectus contains
                                         important information about the
                                         Fund's investment objective, its
                                         policies, strategies and risks. It
                                         also contains important information
                                         about how to buy and sell shares of
                                         the Fund and other account features.
                                         Please read this Prospectus
                                         carefully before you invest and keep
                                         it for future reference about your
                                         account.

 As with all mutual funds, the
 Securities and Exchange Commission
 has not approved or disapproved
 the Fund's securities nor has it
 determined that this Prospectus is
 accurate or complete. It is a
 criminal offense to represent
 otherwise.
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32

CONTENTS

                    ABOUT THE FUND

                    The Fund's Investment Objective and Strategies
                    Main Risks of Investing in the Fund
                    The Fund's Performance
                    Fees and Expenses of the Fund
                    About the Fund's Investments
                    How the Fund is Managed

                    ABOUT YOUR ACCOUNT

                    How to Buy Shares
                    Class A Shares
                    Class B Shares
                    Class C Shares
                    Class N Shares
                    Class Y Shares

                    Special Investor Services
                    AccountLink
                    PhoneLink
                    OppenheimerFunds Internet Website
                    Retirement Plans

                    How to Sell Shares
                    By Mail
                    By Telephone

                    How to Exchange Shares
                    Shareholder Account Rules and Policies
                    Dividends, Capital Gains and Taxes

ABOUT THE FUND

The Fund's Investment Objective and Strategies
WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks long-term capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund invests mainly in the common stocks of U.S. and foreign technology companies believed by the investment adviser, OppenheimerFunds, Inc. (the "Manager") to have significant growth potential. The Fund invests in companies without regard to a specific market capitalization range. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks that the Manager believes will benefit from emerging technology. The Fund considers an emerging technology to be new technology or a significant improvement or enhancement of existing technology. For these purposes, an emerging technology company is defined as a company using, producing and/or developing emerging technology products, processes and/or services. The Fund may invest a significant amount of its assets in initial public offerings (IPOs) of certain emerging technology companies. The Fund may invest up to 15% of its assets in private placement or illiquid securities.  During 2002, the Fund broadened its focus beyond bandwith-related telecommunications companies to include a wider variety of emerging technology companies, ranging from computer hardware and software to medical and consumer-related technology.  The Fund's current focus includes companies involved in:
o     digital consumer appliances
o     computer upgrades
o     defense-related electronics
o     enterprise and internet system security
o     medical technology
o     biotechnology drug development
o     wireless phone equipment

      The types of companies the Manager considers to be emerging technology companies can be expected to change over time as developments in technology occur.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? The
portfolio manager uses fundamental analysis, relying on internal and external research and analysis, to look for potentially high-growth emerging technology companies. A growth company or stock is one that is expected by the portfolio manager to experience rapid growth from strong sales, strong management and/or dominant market positions. The portfolio manager may consider a company's financial statements, interviews with management or an analysis of a company's operations and product developments. He may also evaluate research on particular industries, market trends and general economic conditions. The portfolio manager focuses on factors that may vary in particular cases and over time. Currently, he looks for:
      o  Companies with a track record of strong revenue;
o     Companies with potentially strong revenue and earnings growth;
      o  Companies in their early growth phase having the potential to be market leaders; and/or
o     Established companies that are well-positioned to take advantage of advances in the  technology and related sectors.

         The portfolio manager employs a disciplined approach in deciding whether to sell particular portfolio securities.  This approach may change over time.  If a particular stock exhibits a material decrease in revenue and earnings growth, she will consider selling the stock.  In addition, if the reason that the portfolio manager originally purchased the stock of a particular company materially changes, then she may also decide to sell the stock. The Fund is not required to dispose of the securities of companies that are no longer considered emerging technology companies after they have been purchased.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking long-term capital appreciation. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for an aggressive growth fund focusing on the stocks of emerging technology companies. Since the Fund does not seek income and the income from its investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term capital appreciation, the
Fund may be appropriate for those investors with a longer investment time horizon, and may be appropriate for a portion of a retirement plan investment. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund
All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors some of which are described below. There is also the risk that poor security selection by the
Fund's Manager will cause the Fund to underperform other funds having a similar objective.

      The risks described above collectively form the expected overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS Because the Fund invests primarily in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.
Prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may also behave differently from each other.  Securities in the Fund's portfolio may not increase as much as the market as a whole. Some securities may not be actively traded, and therefore, may not be readily bought or sold.  Although at times some of the
Fund's investments may appreciate in value rapidly, investors should not expect that most of the Fund's investments will appreciate rapidly.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Growth Stocks.  Growth stocks may at times be favored by the market and at other times may be out of favor.  Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. These stocks may also have greater risk of price volatility if the company's earnings growth or stock price fails to increase as expected.

INDUSTRY AND SECTOR FOCUS  At times the Fund may also increase the relative emphasis of its investments in a particular technology industry or sector.
The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more or less than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate to a greater degree in response to events affecting that industry or sector.

RISKS OF INVESTING IN TECHNOLOGY COMPANIES  The value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology.  The technology sector historically has had greater stock price fluctuation as compared to the general market.  For example, the Manager believes that in recent years unrealistically high investor optimism about some technology stocks, particularly Internet and communications stocks, has resulted in significant price increases of those stocks relative to the earnings of the issuer, with little or no fundamental economic basis.  This factor makes those stocks subject to even greater risks of loss.

     By focusing on the technology sector of the stock market rather than a broad spectrum of companies, the Fund's share price will be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector.  This phenomena may also result in future stock price volatility.  In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.

SPECIAL RISKS OF MID-SIZE AND SMALL-CAP STOCKS The Fund may invest in the stocks of mid-size and smaller capitalization companies.  While these companies may offer greater opportunities for capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations. Mid-size and small capitalization companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Their stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty selling stocks of those issuers at an acceptable price, especially during periods of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a mid or small capitalization company, if it realizes any gain at all.

RISK OF NON-DIVERSIFICATION  The Fund is "non-diversified" under the
Investment Company Act of 1940.  That means that the Fund can invest in the securities of a single issuer without limit.  This policy gives the Fund more flexibility to invest in equity securities and other securities of a single issuer than if it were a "diversified" fund.  However, the Fund intends to diversify its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). To meet this requirement, with respect to 50% of its total assets the Fund may invest up to 25% of its total assets in the securities of any issuer.  To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those securities lose market value.

SPECIAL RISKS OF INITIAL PUBLIC OFFERINGS (IPOs)   The Fund has no limit on
the amount of its assets that can be invested in IPOs.  By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history.  These factors may contribute to price volatility.
The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them.  Many IPOs are by small- or micro-cap companies that are undercapitalized.

RISKS OF FOREIGN INVESTING  The Fund has no limit on the amount of its assets that can be invested in foreign securities. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.
Foreign issuers are not subject to the same accounting and disclosure requirements applicable to U.S. companies. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S.
or abroad, or other political and economic factors.  Securities in underdeveloped countries may be more difficult to sell and their prices may be more volatile.

HOW RISKY IS THE FUND OVERALL? Technology stocks can be very volatile.
Accordingly, the price of the Fund's shares can go up and down substantially.
The Fund generally will not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds complex, the Fund is considered an aggressive fund, designed for investors willing to assume greater risks in the search for potentially higher returns.
It is considered likely to be subject to greater fluctuations in its share prices than funds that are diversified and/or less specialized in the technology sector, or funds that focus on both stocks and bonds.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance
The bar chart and table  below show one measure of the risks of  investing  in the Fund,  by  showing  changes  in the  Fund's  performance  (for its Class A shares),  both before and after taxes,  for the full calendar  years since the
Fund's  inception  and by showing how the average  annual total returns of the
Fund's shares  compare to those of a broad-based  market index.  The after-tax returns  are  shown  for  Class A shares  only and are  calculated  using  the historical  highest  individual  federal  marginal  income tax rates in effect during the  periods  shown,  and do not  reflect  the impact of state or local taxes.  The  after-tax  returns for the other  classes of shares will vary. In certain cases,  the figure  representing  "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other  return  figures for the same  period.  A higher  after-tax  return  results when a capital loss occurs upon  redemption  and  translates  into an assumed tax deduction that benefits the  shareholder.  The  after-tax  returns  are  calculated  based on  certain assumptions  mandated  by  regulation  and your actual  after-tax  returns may differ from those  shown,  depending on your  individual  tax  situation.  The after-tax  returns set forth  below are not  relevant  to  investors  who hold their fund shares through  tax-deferred  arrangements  such as 401(k) plans or
IRAs or to  institutional  investors  not  subject  to tax.  The  Fund's  past investment  performance,  before  and  after  taxes,  is  not  necessarily  an indication of how the Fund will perform in the future.

            Annual Total Returns (Class A) (as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. For the period from 1/1/02 through 9/30/02, the cumulative total return for Class A shares before taxes was -59.48%.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 16.67% (4th Qtr 01) and the lowest return (not annualized) before taxes for a calendar quarter was -38.55% (3rd
Qtr 01).

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                                       Past
   Average Annual Total Returns  1 year (or life   5 years (or life
   for the period ended            of class if     of class if less)
   December 31, 2001                  less)
   -------------------------------------------------------------------

   Class A Shares (inception
   4/25/00)                          -57.61%            -45.20%
   Return Before Taxes               -57.61%            -45.22%
   Return After Taxes on             -35.08%            -34.49%
   Distributions
   Return After Taxes on
   Distributions and Sale of
   Fund Shares
   -------------------------------------------------------------------
   -------------------------------------------------------------------

   Lipper Science & Technology
   Index1: (reflects no              -34.72%            -40.31%
   deduction for fees, expenses
   or taxes)
   -------------------------------------------------------------------

   Class B Shares (inception         -57.62%            -44.98%
   4/25/00)
   -------------------------------------------------------------------
   -------------------------------------------------------------------

   Class C shares (inception         -55.78%            -43.63%
   4/25/00)
   -------------------------------------------------------------------
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   Class N shares (inception         -42.31%2             N/A
   3/1/01)
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   -------------------------------------------------------------------

   Class Y Shares (inception         -54.66%            -42.85%
   4/25/00)
   -------------------------------------------------------------------

1.    From 4/30/00.
2.    The total return for Class N shares is cumulative and is not annualized.
The Fund's average annual total returns include the applicable sales charge:
for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year), 4% (life of class); and
for Class C and Class N, the 1% contingent deferred sales charge for the
1-year period for Class C shares and life-of-class period for Class N shares.  There is no sales charge for Class Y shares.  The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's  Class A shares is compared to the Lipper Science &
Technology Index, an unmanaged index of technology funds. Index performance reflects the reinvestment of income but does not reflect transaction costs or taxes. The Fund may have investments that vary from the securities in the index.

Fees and Expenses of the Fund
The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its first fiscal year ended October 31, 2002.

Shareholder Fees (charges paid directly from your investment):
 ----------------------------------------------------------------------------
                               Class A  Class B   Class C  Class N  Class Y
                                Shares   Shares   Shares    Shares   Shares
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Maximum Sales Charge (Load)
 on                             5.75%     None     None      None     None
 purchases (as % of offering
 price)
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load) (as % of the lower of
 the                            None1     5%2       1%3      1%4      None
 original offering price or
 redemption
 proceeds)
 ----------------------------------------------------------------------------
  1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
  2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
  3. Applies to shares redeemed within 12 months of purchase.
  4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

  Annual Fund Operating Expenses (deducted from Fund assets):  (% of average daily net assets)

 ----------------------------------------------------------------------------
                               Class A  Class B   Class C  Class N  Class Y
                                Shares   Shares   Shares    Shares   Shares
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Management Fees                1.00%    1.00%     1.00%    1.00%    1.00%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Distribution and/or Service    0.25%    1.00%     1.00%    0.50%     N/A
 (12b-1) Fees
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Other Expenses                 1.86%    1.95%     1.84%    1.55%    0.57%
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Total Annual Operating         3.11%    3.95%     3.84%    3.05%    1.57%
 Expenses
 ----------------------------------------------------------------------------
Expenses may vary in the future years. "Other Expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to
0.25% of average daily net assets per fiscal year for Class Y shares and
0.35% of average daily net assets per fiscal year for all other classes.
That undertaking was effective October 1, 2001 (for Class Y only, January 1,
2001), was pro-rated for the remainder of the fiscal year ending after that date, and may be amended or withdrawn at any time.  After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.85% and 2.10% for Class A, 0.94% and 2.94%
for Class B, 0.83% and 2.83% for Class C, 0.54% and 2.04% for Class N, and
0.53% and 1.53% for Class Y.

 Effective November 1, 2002, the transfer agent will limit its fees to 0.35%
of average daily net assets per fiscal year for Class Y. Had that reduced waiver been in effect during the past fiscal year for Class Y shares, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of daily net assets would not have changed.

EXAMPLES The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class' operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

 If shares are redeemed:        1 Year      3 Years   5 Years   10 Years
 -------------------------------------------------------------------------
 Class A Shares                  $871       $1,480     $2,111    $3,799
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class B Shares                  $897       $1,504     $2,228    $3,8211
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class C Shares                  $486       $1,172     $1,976    $4,070
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class N Shares                  $408        $942      $1,601    $3,365
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class Y Shares                  $160        $496       $855     $1,867
 -------------------------------------------------------------------------

 If shares are not redeemed:    1 Year      3 Years   5 Years   10 Years
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class A Shares                  $871       $1,480     $2,111    $3,799
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class B Shares                  $397       $1,204     $2,028    $3,8211
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class C Shares                  $386       $1,172     $1,976    $4,070
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class N Shares                  $308        $942      $1,601    $3,365
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 Class Y Shares                  $160        $496       $855     $1,867
 -------------------------------------------------------------------------
  In the first example, expenses include the initial sales charge for Class A and the applicable Class B,  Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
  1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments
THE FUND'S PRINCIPAL INVESTMENT POLICIES  The allocation of the Fund's portfolio among different investments will vary over time based upon the
Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques.
The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its investments in companies in any one industry.

      The Fund's portfolio will be invested mainly in common stocks of emerging technology companies believed by the Manager to have significant growth potential as a result of their production, development and/or use of technology products, processes and/or services. The Fund's portfolio might not always include all of the different types of investments described below.
The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

Stock Investments.  The Fund will emphasize investments in common stocks that the Manager believes have growth potential.  They may be newer companies or more established companies entering a growth cycle.  Some growth companies tend to retain a large part of their earnings for research, development or investment in capital assets.  Therefore, they do not emphasize paying dividends, and may not pay any dividends for some time.  Other stocks are considered "growth" stocks because the company is experiencing growth in earnings or income.  They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over time.

Technology Companies.  The Fund expects to primarily invest in the stocks of emerging technology companies.  These companies can range from small, newly-established companies to large, established corporations. Because the Fund emphasizes investment in technology, its share price is expected to fluctuate in response to events affecting that market segment.  The Fund will not concentrate 25% or more of its total assets in investments in any one industry. However, the Fund may hold a significant portion of its assets in industries such as:
      aerospace/defense; broadcasting; cable television; communications equipment; computer hardware; computer software; electronics; health care/supplies and services; pharmaceuticals/drug development;
      information technologies; telecommunication; and wireless.

Small Capitalization Stock Investments. The Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies, including those that have been in operation for a relatively short period.  Small-cap companies tend to be companies that are developing new products or services, that the Manager believes have relatively favorable prospects, or that are expanding into new and growing markets. Emerging growth companies may offer new products or services that might enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies.

      While smaller capitalization companies may have potential for rapid growth, they often are subject to higher risks because they lack the managerial experience, financial resources, product diversification and competitive strengths of larger, more established companies.  In addition, in many instances, the securities of smaller companies are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges.  Therefore, the securities of smaller companies may be subject to wider price fluctuations and may be less liquid.  If the
      Fund were to try to sell large positions in small-cap stocks, it might have to sell them at discounts from quoted prices or might have to make a series of small sales over an extended period of time that might result in less favorable prices than in a block sale.

Investing in Initial Public Offerings (IPOs).  The Fund may purchase shares in IPOs. The Manager generally allocates IPO purchases among the various funds that it advises, for which that IPO is a suitable investment and one that the Fund wants to acquire. Due to the potentially small relative amount of an IPO allocation available to the
      Fund, the Fund might not be able to purchase as many shares of an IPO as it requests. Because of the volatility of IPO shares, the Fund might hold these shares for only a very short time.  This could increase the turnover of the Fund's portfolio and increase its expenses.

Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock. These securities can be issued by domestic or foreign companies. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of other debt securities.

      Convertible securities are rated by nationally recognized rating organizations such as Moody's Investors Service or are given comparable ratings by the Manager.  "Investment grade" securities are debt securities in the four highest ratings categories of ratings organizations or unrated securities assigned a comparable rating by the
      Manager.  Lower- grade securities may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in investment-grade securities.  Debt securities are subject to credit risk (the risk that the issuer will not make timely payments of interest and principal) and interest rate risk (the risk that the value of the security will fall if interest rates rise).

Portfolio Turnover. The Fund can engage in short-term trading to try to achieve its objective, and will likely have a high portfolio turnover rate. Portfolio turnover affects brokerage costs the Fund pays. If the
      Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to
this Prospectus.   Fundamental policies cannot be changed without the
approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES To seek its objective, the Fund may also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Investing in Special Situations. At times the Fund might invest in companies to try to benefit from what the Manager perceives to be special situations. These may be mergers, reorganizations or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the security. The Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of
     "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the
     Fund might use may be considered "derivative" investments. Derivatives may increase the volatility of the  Fund's share prices or cause investment losses.

Hedging. The Fund can buy and sell certain kinds of futures contracts, put and call options, and forward contracts. These are all referred to as
     "hedging instruments."  The Fund does not intend to use these instruments extensively or for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its investment objective.  Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

     There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return.

Temporary Defensive and Interim Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

How the Fund Is Managed
THE MANAGER The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment adviser since January 1960. The
Manager and its subsidiaries and affiliates managed more than $120 billion in assets as of September 30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at 498 Seventh
Avenue, New York, New York 10018.

   Portfolio  Manager.  The  portfolio  manager of the Fund is Laura  Granger.
   She is the person  primarily  responsible for the day-to-day  management of the Fund's portfolio.  Ms. Granger has been a Vice President of the Manager since October 2000. She is also a portfolio manager of another  Oppenheimer fund.  She was formerly a portfolio  manager at Fortis  Advisors  from July
   1998 to October 2000.  Prior to that she was  portfolio  manager at General
   Motors Investment Management from July 1993 to July 1998.

Advisory Fees. Under the investment advisory agreement, the Fund pays the
     Manager an advisory fee at an annual rate of 1.00% of average annual net assets.

ABOUT your account

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New
      Account Application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the
      Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
   Details are in the Asset Builder Application and the Statement of
   Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the
      Exchange is open for trading (referred to in this Prospectus as a
      "regular business day"). The Exchange normally closes at 4:00 P.M.,
      Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
      Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of
      Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the
      Distributor's close of business on a regular business day (normally
      5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the
      Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the
      Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o     Investing for the Longer Term.  If you are investing  less than $100,000 for the  longer-term,  for example for retirement,  and do not expect to need  access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may  not  be  available  to  Class  B,  Class  C and  Class  N shareholders.  Other  features  may  not be  advisable  (because  of the effect of the  contingent  deferred  sales  charge) for Class B, Class C and Class N shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information. Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
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 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------
Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation"
or a Letter of Intent, as described in "Reduced Sales Charges" in the
Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts").
      Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is
      0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the
      Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:
-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
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0 - 1                                   5.0%
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1 - 2                                   4.0%
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2 - 3                                   3.0%
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3 - 4                                   3.0%
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4 - 5                                   2.0%
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5 - 6                                   1.0%
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More than 6                             None
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In the table,  a "year" is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
      Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See
"Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares
(other than the time those orders must be received by the Distributor or
Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to
Class Y shares. Instructions for buying, selling, exchanging or transferring
Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class
      A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. During the first year the shares are sold, the Distributor retains the service fee. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The
      Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and
      0.25% on Class N shares. The Distributor also receives a service fee of
      0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or
      Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer.
      After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 4.00% of the purchase price. The
      Distributor retains the Class B asset-based sales charge. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the
      Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the account
------------------------
registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class
B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN  YOU  SELL  SHARES  THROUGH  your  DEALER?   The   Distributor   has  made
arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers  may  charge for that  service.  If your shares are held in the name of your dealer,  you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix B to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.
Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.
In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the
Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone  Exchange  Requests.  Telephone exchange requests may be made either by calling a service  representative or by using PhoneLink for automated exchanges by calling  1.800.225.5677.  Telephone  exchanges  may be made only  between  accounts  that are  registered  with the same name(s) and address.  Shares  held  under  certificates  may  not  be  exchanged  by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the
      Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New
      York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.
o     The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the
      Manager believes to be a market timer.
   o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional
      Information, or visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
      Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink within seven days after the Transfer
      Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange
      Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes
Dividends.  The Fund intends to declare dividends separately for each class of shares  from net  investment  income  on an  annual  basis  and to pay them to shareholders  in  December  on a date  selected  by  the  Board  of  Trustees.
Dividends and distributions  paid to Class A and Class Y shares will generally be  higher  than  dividends  for Class B,  Class C and  Class N shares,  which normally  have higher  expenses  than Class A. The Fund has no fixed  dividend rate and cannot guarantee that it will pay any dividends or distributions.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This  information  is only a  summary  of  certain  federal  income  tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

  Class A     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                      $3.51    $11.24
$10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.04)
(.01)      .01
 Net realized and unrealized gain (loss)                   (1.65)
(7.71)     1.23

--------------------------
 Total from investment operations                          (1.69)
(7.72)     1.24
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
(.01)       --

--------------------------
 Total dividends and/or distributions to shareholders         --
(.01)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.82    $ 3.51
$11.24

=========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.15)%
(68.74)%   12.40%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $44,150  $ 91,220
$253,471
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $68,695  $158,376
$149,623
-------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                              (1.61)%
(0.23)%    0.25%
 Expenses                                                   3.11%
2.08%     1.65%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees             2.10%
2.04%     1.65%
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

  Class B     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                      $3.48    $11.20
$ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.07)
(.06)     (.01)
 Net realized and unrealized gain (loss)                   (1.62)
(7.66)     1.21

--------------------------
 Total from investment operations                          (1.69)
(7.72)     1.20
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
--        --

--------------------------
 Total dividends and/or distributions to shareholders         --
--        --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.79     $3.48
$11.20

==========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.56)%
(68.93)%   12.00%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $36,813  $ 75,336
$200,251
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $58,029  $128,540
$106,620
-------------------------------------------------------------------------------------
 Ratios to average net assets 3
 Net investment loss                                       (2.40)%
(0.99)%   (0.48)%
 Expenses                                                   3.95%
2.84%     2.39%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent fees    2.94%
2.80%     2.39%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued

  Class C     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data
-------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 3.48    $11.20
$ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.05)
(.05)     (.01)
 Net realized and unrealized gain (loss)                   (1.64)
(7.67)     1.21

--------------------------
 Total from investment operations                          (1.69)
(7.72)     1.20
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
--        --

--------------------------
 Total dividends and/or distributions to shareholders         --
--        --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.79     $3.48
$11.20

=========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.56)%
(68.93)%   12.00%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                $14,143   $23,121
$56,597
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $17,800   $38,049
$28,193
-------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                       (2.36)%
(1.00)%   (0.47)%
 Expenses                                                   3.84%
2.84%     2.39%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent fees    2.83%
2.80%     2.39%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

  Class N     Year Ended October 31                                   2002
2001 1
--------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                               $ 3.50
$ 6.59
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss
(.04)     (.03)
 Net realized and unrealized loss
(1.65)    (3.06)

-----------------
 Total from investment operations
(1.69)    (3.09)
--------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
--        --

-----------------
 Total dividends and/or distributions to shareholders
--        --
--------------------------------------------------------------------------------------
 Net asset value, end of period
$1.81     $3.50

=================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                 (48.29)%
(46.89)%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                           $1,582
$1,450
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $1,547
$1,287
--------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss
(1.80)%   (1.24)%
 Expenses
3.05%     2.61%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
2.04%     2.57%
--------------------------------------------------------------------------------------
 Portfolio turnover rate
159%       85%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

23 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued

  Class Y     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                     $ 3.55    $11.26
$ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.03)       --
2     .02
 Net realized and unrealized gain (loss)                   (1.67)
(7.69)     1.24

--------------------------
 Total from investment operations                          (1.70)
(7.69)     1.26
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
(.02)       --

--------------------------
 Total dividends and/or distributions to shareholders         --
(.02)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.85    $ 3.55
$11.26

==========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                       (47.89)%
(68.40)%   12.60%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                 $  887
$1,236        $1
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $1,057    $
331        $1
-------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                              (1.03)%
(0.08)%    0.33%
 Expenses                                                   1.57%
1.33%     1.42%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees             1.53%
1.23%     1.42%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
4. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Emerging Technologies Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL.OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website: WWW.OPPENHEIMERFUNDS.COM
                                       ------------------------
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a duplicating
           -----------
fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are  distributed  by: [logo]  OppenheimerFunds  Distributor,
Inc.
The Fund's SEC File No. 811-09845
PR0765.001.1202
Printed on recycled paper

                          Appendix to Prospectus of
                    Oppenheimer Emerging Technologies Fund

      Graphic Material included in the Prospectus of Oppenheimer Emerging
Technologies Fund: "Annual Total Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer Emerging
Technologies Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for its most recent calendar year, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar
Year                                Oppenheimer Emerging Technologies Fund
Ended                               Class A Shares
-----                               --------------

12/31/01                            -55.02%

---------------------------------------------------------------------------------
Oppenheimer Emerging Technologies Fund
---------------------------------------------------------------------------------
6801 South Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

Statement of Additional Information dated December 23, 2002

      This  Statement  of  Additional  Information  is  not  a  Prospectus.  This
document  contains   additional   information  about  the  Fund  and  supplements
information  in the  Prospectus  dated  December  23,  2002.  It  should  be read together  with the  Prospectus.  You can obtain the  Prospectus by writing to the
Fund's  Transfer  Agent,  OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,
Colorado  80217,  or by calling the Transfer Agent at the toll-free  number shown above,  or by  downloading  it from  the  OppenheimerFunds  Internet  website  at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks..   2

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

      The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the  Prospectus.  This Statement of Additional
Information  contains  supplemental  information  about those  policies and risks
and   the   types   of   securities   that   the   Fund's   investment   Manager,
OppenheimerFunds,  Inc., can select for the Fund. Additional  information is also provided  about  the  strategies  that  the Fund  may use to try to  achieve  its objective.

The Fund's Investment  Policies.  The composition of the Fund's portfolio and the
techniques  and  strategies   that  the  Fund's  Manager  may  use  in  selecting
portfolio  securities  will vary over time.  The Fund is not  required to use all of the  investment  techniques  and  strategies  described  below at all times in seeking  its  goal.  It may use some of the  special  investment  techniques  and strategies at some times or not at all.

      |X| Investments in Equity  Securities.  The Fund focuses its investments in equity  securities  of  companies  that the Manager  believes  will  benefit from existing  technologies  as well as enhancement  and  improvements  in technology.
Equity securities include common stocks,  preferred stocks,  rights and warrants, and  securities  convertible  into  common  stock.  The Fund  does not  limit its
holdings  of  equity   securities   to   companies  of  any   particular   market
capitalization   range.  Current  income  is  not  a  criterion  used  to  select portfolio  securities.  However,  certain debt securities may be selected for the
Fund's  portfolio for defensive  purposes  (including  debt  securities  that the
Manager  believes  may offer some  opportunities  for capital  appreciation  when stocks are  disfavored).  Other debt securities may be selected  because they are convertible into common stock, as discussed below in "Convertible Securities.

            |_| Over-the-Counter  Securities.  Securities of small capitalization issuers  may  be  traded  on  securities  exchanges  or in  the  over-the-counter market.  The  over-the-counter  markets,  both in the U.S.  and abroad,  may have less liquidity than securities  exchanges.  That can affect the price the Fund is able to obtain when it wants to sell a security.

      Small-cap  growth  companies  may offer greater  opportunities  for capital appreciation  than  securities of large,  more  established  companies.  However,
these   securities   also  involve   greater  risks  than  securities  of  larger
companies.  Securities of small capitalization  issuers may be subject to greater price  volatility in general than securities of large-cap and mid-cap  companies.
Therefore,   to  the   degree   that  the  Fund  has   investments   in   smaller
capitalization  companies at times of market  volatility,  the Fund's share price may  fluctuate  more.  As  noted  below,  the  Fund  limits  its  investments  in unseasoned small cap issuers.

            ? Convertible  Securities.  While some  convertible  securities are a form  of  debt  security,  in  many  cases  their  conversion  feature  (allowing conversion  into  equity  securities)  causes  them to be regarded by the Manager more as "equity  equivalents."  As a result,  the rating assigned to the security
has  less  impact  on  the   Manager's   investment   decision  with  respect  to
convertible  debt  securities  than in the case of  non-convertible  fixed-income securities.  To determine  whether  convertible  securities should be regarded as
"equity equivalents," the Manager examines the following factors:

(1)   whether,  at the option of the investor,  the  convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether  the  issuer  of  the  convertible   securities  has  restated  its
         earnings   per  share  of  common  stock  on  a  fully   diluted   basis
         (considering  the effect of conversion of the  convertible  securities),
         and
(3)   the extent to which the  convertible  security  may be a defensive  "equity substitute,"  providing the ability to participate  in any  appreciation in the price of the issuer's common stock.

Convertible  securities  rank senior to common stock in a  corporation's  capital structure  and  therefore  are subject to less risk than common  stock in case of the issuer's bankruptcy or liquidation.

      The  value of a  convertible  security  is a  function  of its  "investment
value"  and  its  "conversion   value."  If  the  investment  value  exceeds  the
conversion  value,  the security will behave more like a debt  security,  and the security's  price will likely  increase  when  interest  rates fall and  decrease when interest rates rise. If the conversion  value exceeds the investment  value, the security will behave more like an equity  security:  it will likely sell at a premium  over  its  conversion  value,  and its  price  will  tend  to  fluctuate directly with the price of the underlying security.

      The  Fund  has no  limitations  on the  ratings  of  the  convertible  debt
securities   that  it  can   buy.   They   can   include   securities   that  are
investment-grade   or  below   investment   grade.   Securities  that  are  below
investment  grade  (whether  they  are  rated by a  nationally-recognized  rating organization  or are  unrated  securities  that  the  Manager  deems  to be below
investment   grade)  have  greater   risks  of  default   than   investment-grade
securities.  Additionally,  debt  securities  are subject to interest  rate risk.
Their  values  tend  to  fall  when  interest  rates  rise.  The  Fund  does  not anticipate  that it will  invest a  substantial  amount  of its  assets  in these types of securities.

            ?  Rights  and  Warrants.  The Fund can  invest up to 5% of its total assets in  warrants  or  rights.  That 5% limit  does not apply to  warrants  and rights  the  Fund  has  acquired  as part of  units  of  securities  or that  are attached to other securities that the Fund buys.  Warrants  basically are options to purchase  equity  securities at specific prices valid for a specific period of time.  Their  prices  do not  necessarily  move  parallel  to the  prices  of the underlying  securities.  Rights are  similar to  warrants,  but  normally  have a short duration and are  distributed  directly by the issuer to its  shareholders.
Rights and  warrants  have no voting  rights,  receive no  dividends  and have no rights with respect to the assets of the issuer.

            ? Preferred  Stock.  Preferred  stock,  unlike  common  stock,  has a stated  dividend rate payable from the  corporation's  earnings.  Preferred stock dividends may be cumulative or non-cumulative.  "Cumulative"  dividend provisions require all or a portion of prior unpaid  dividends  to be paid before  dividends
can  be  paid  on  the   issuer's   common   stock.   Preferred   stock   may  be
"participating"  stock,  which  means  that  it may  be  entitled  to a  dividend exceeding the stated dividend in certain cases.

      If interest  rates rise,  the fixed  dividend  on  preferred  stocks may be less  attractive,  causing the price of  preferred  stocks to decline.  Preferred stock  may  have  mandatory  sinking  fund  provisions,  as  well  as  provisions allowing calls or redemptions  prior to maturity,  which can also have a negative impact on prices when interest rates  decline.  Preferred  stock  generally has a preference over common stock on the  distribution  of a  corporation's  assets in the event of liquidation  of the  corporation.  The rights of preferred  stock on distribution  of a  corporation's  assets  in  the  event  of a  liquidation  are generally  subordinate  to  the  rights  associated  with  a  corporation's  debt securities.

      ? Initial  Public  Offerings  (IPOs).  The Fund may purchase  securities in
IPOs.  By  definition,  IPOs  have not  traded  publicly  until the time of their offering.  Special  risks  associated  with IPOs may include a limited  number of shares available for trading,  unseasoned trading,  lack of investor knowledge of the  company,  and limited  operating  history,  all of which may  contribute  to price  volatility.  The limited  number of shares  available  for trading in some
IPOs may make it more difficult for the Fund to buy or sell  significant  amounts of shares without an unfavorable impact on prevailing  prices. In addition,  some
IPOs are involved in relatively  new  industries or lines of business,  which may not be widely  understood  by investors.  Some of the  companies  involved in new industries may be regarded as  developmental  stage  companies,  without revenues or operating  income,  or the near-term  prospects of such. In addition,  foreign initial  public  offerings are subject to foreign  political and currency  risks.
Many IPOs are issued by undercapitalized companies of small or microcap size.

      ? Foreign  Securities.  The Fund can purchase equity  securities  issued or guaranteed by foreign  companies.  "Foreign  securities"  include equity and debt securities  of companies  organized  under the laws of  countries  other than the
United  States.  They may be traded on  foreign  securities  exchanges  or in the foreign over-the-counter markets.

      Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities  exchange or traded in the U.S.
over-the-counter   markets  are  not  considered  "foreign  securities"  for  the purpose  of the  Fund's  investment  allocations.  That is  because  they are not subject to many of the special  considerations  and risks,  discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of  domestic  issuers.  They  include the opportunity to invest in foreign  issuers that appear to offer growth  potential, or in foreign  countries  with  economic  policies or business  cycles  different from those of the U.S., or to reduce  fluctuations  in portfolio  value by taking advantage  of foreign  stock  markets  that do not move in a manner  parallel  to
U.S.  markets.  The Fund will hold foreign  currency only in connection  with the purchase or sale of foreign securities.

            |_|? Risks of Foreign  Investing.  Investments in foreign  securities
may  offer  special   opportunities   for  investing  but  also  present  special
additional  risks and  considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation  in value of foreign  investments  due to  changes in  currency
         rates  or  currency   control   regulations   (for   example,   currency
         blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity  on  foreign  markets  than in the
         U.S.;
o     less  governmental  regulation  of foreign  issuers,  stock  exchanges  and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in settlement of portfolio  transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of  expropriation,  confiscatory  taxation,
         political,   financial  or  social  instability  or  adverse  diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In  the  past,   U.S.   government   policies  have   discouraged   certain
investments  abroad by U.S.  investors,  through taxation or other  restrictions, and it is possible that such restrictions could be re-imposed.

      |_| Special  Risks of Emerging  Markets.  Emerging and  developing  markets abroad  may also  offer  special  opportunities  for  growth  investing  but have greater  risks  than more  developed  foreign  markets,  such as those in Europe,
Canada,  Australia,  New Zealand and Japan.  There may be even less  liquidity in their  securities  markets,  and settlements of purchases and sales of securities may be subject  to  additional  delays.  They are  subject  to  greater  risks of limitations  on the  repatriation  of income  and  profits  because  of  currency restrictions  imposed by local  governments.  Those countries may also be subject to the risk of greater  political  and  economic  instability,  which can greatly affect the volatility of prices of securities in those countries.

      ? Portfolio  Turnover.  "Portfolio  turnover"  describes  the rate at which the Fund  traded its  portfolio  securities  during  its last  fiscal  year.  For example,  if a fund sold all of its  securities  during the year,  its  portfolio turnover rate would have been 100% annually.  The Fund's portfolio  turnover rate will  fluctuate  from  year to year,  and the Fund  expects  to have a  portfolio turnover rate of more than 100% annually.

      Increased  portfolio  turnover  creates  higher  brokerage and  transaction costs for the Fund, which may reduce its overall performance.  Additionally,  the realization  of capital  gains from selling  portfolio  securities  may result in distributions  of taxable  long-term  capital  gains to  shareholders,  since the
Fund will normally  distribute  all of its capital  gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment  Techniques and Strategies.  In seeking its objective,  the Fund from time to time can employ the types of investment  strategies and  investments described  below.  It is not  required  to use  all of  these  strategies  at all times, and at times may not use them.

      ?  Investing  in  Small,  Unseasoned  Companies.  The  Fund can  invest  in securities of small,  unseasoned  companies.  These are companies  that have been in  operation  for less than three (3) years,  including  the  operations  of any predecessors.  Securities  of these  companies  may be subject to  volatility  in their prices.  They might have a limited  trading  market,  which could adversely affect  the Fund's  ability  to  dispose  of them and could  reduce the price the
Fund  might be able to  obtain  for them.  Other  investors  that own a  security issued by a small,  unseasoned  issuer for which there is limited liquidity might trade the  security  when the Fund is  attempting  to dispose of its  holdings of that  security.  In that  case the  Fund  might  receive  a lower  price  for its holdings than might  otherwise be obtained.  The Fund  currently  does not intend to invest more than 15% of its net assets in those securities.

      ? Illiquid and  Restricted  Securities.  Under the policies and  procedures established  by  the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity  of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the  Securities  Act of
1933,  the  Fund  may  have to  cause  those  securities  to be  registered.  The expenses of  registering  restricted  securities  may be  negotiated  by the Fund with the  issuer  at the time the Fund  buys the  securities.  When the Fund must
arrange   registration   because  the  Fund  wishes  to  sell  the  security,   a
considerable  period may elapse  between  the time the  decision  is made to sell the  security  and the time the  security  is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price  fluctuation  during that period.

      The  Fund  can  also  acquire   restricted   securities   through   private
placements.  Those  securities  have  contractual  restrictions  on their  public resale.  Those  restrictions  might  limit the  Fund's  ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The  Fund  has   limitations   that  apply  to  purchases   of   restricted
securities,  as stated in the Prospectus.  Those  percentage  restrictions do not
limit  purchases  of  restricted   securities  that  are  eligible  for  sale  to
qualified  institutional  purchasers  under  Rule 144A of the  Securities  Act of
1933,  if those  securities  have been  determined  to be  liquid by the  Manager under Board-approved  guidelines.  Those guidelines take into account the trading
activity  for  such  securities  and  the   availability   of  reliable   pricing
information,  among other  factors.  If there is a lack of trading  interest in a particular  Rule 144A  security,  the Fund's  holdings  of that  security  may be considered to be illiquid.

      Illiquid  securities  include repurchase  agreements  maturing in more than seven (7) days.

      ? Loans of  Portfolio  Securities.  To raise cash for  liquidity  purposes, the Fund can lend its portfolio  securities  to brokers,  dealers and other types of financial  institutions approved by the Fund's Board of Trustees.  These loans are limited to no more than 25% of the value of the Fund's total assets.

      There  are some  risks in  connection  with  securities  lending.  The Fund might  experience a delay in receiving  additional  collateral  to secure a loan, or a delay in recovery of the loaned  securities  if the borrower  defaults.  The
Fund must receive  collateral  for a loan.  Under current  applicable  regulatory requirements  (which  are  subject  to  change),  on each  business  day the loan collateral  must be at least  equal to the  value of the  loaned  securities.  It must consist of cash, bank letters of credit,  securities of the U.S.  government or its  agencies or  instrumentalities,  or other cash  equivalents  in which the
Fund is permitted to invest.  To be acceptable as  collateral,  letters of credit must  obligate a bank to pay  amounts  demanded  by the Fund if the demand  meets the terms of the letter.  The terms of the letter of credit and the issuing  bank both must be satisfactory to the Fund.

      When  it  lends  securities,   the  Fund  receives  amounts  equal  to  the
dividends or interest on loaned  securities.  It also receives one or more of (a)
negotiated  loan fees,  (b) interest on securities  used as  collateral,  and (c)
interest on any short-term debt securities  purchased with such loan  collateral.
Either type of interest  may be shared with the  borrower.  The Fund may also pay reasonable  finder's,  custodian and administrative fees in connection with these loans.  The terms of the  Fund's  loans  must  meet  applicable  tests  under the
Internal  Revenue  Code and must permit the Fund to reacquire  loaned  securities on five (5) days' notice or in time to vote on any important matter.

      ?  Borrowing  for  Leverage.  The Fund has the ability to borrow from banks on an  unsecured  basis to invest the  borrowed  funds in  portfolio  securities.
This  speculative  technique  is known as  "leverage."  The Fund may borrow  only from banks.  Under current regulatory  requirements,  borrowings can be made only to the extent that the value of the Fund's  assets,  less its  liabilities  other than  borrowings,  is equal to at least  300% of all  borrowings  (including  the proposed  borrowing).  If the value of the Fund's  assets fails to meet this 300%
asset coverage  requirement,  the Fund will reduce its bank debt within three (3)
days to meet the  requirement.  To do so,  the Fund  might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans,  and that interest  expense will raise  the  overall  expenses  of the Fund and  reduce  its  returns.  If it does borrow,  its expenses  will be greater than  comparable  funds that do not borrow
for  leverage.   Additionally,  the  Fund's  net  asset  value  per  share  might fluctuate  more than that of funds that do not borrow.  Currently,  the Fund does not contemplate  using this  technique,  but if it does so, it will not likely do so to a substantial degree.

      ?   Non-Diversification   of  Investments.   The  Fund  is  operated  as  a
"non-diversified"  portfolio.  As a non-diversified  investment company, the Fund may be  subject  to  greater  risks  than a  diversified  company  because of the possible  fluctuation in the values of securities of fewer issuers.  However,  at the close of each  fiscal  quarter at least 50% of the value of the Fund's  total assets will be  represented  by one or more of the  following:  (i) cash and cash items, including receivables;  (ii) U.S. government securities;  (iii) securities of other regulated  investment  companies;  and (iv) securities  (other than U.S.
government  securities and securities of other  regulated  investment  companies)
of any one or more issuers  which meet the  following  limitations:  (a) the Fund will not invest more than 5% of its total  assets in the  securities  of any such issuer and (b) the entire  amount of the  securities  of such issuer owned by the
Fund will not represent  more than 10% of the  outstanding  voting  securities of such  issuer.  Additionally,  not more  than 25% of the  value of a Fund's  total assets may be invested in the securities of any one issuer.

      ? Derivatives.  The Fund can invest in a variety of derivative  investments to seek income for  liquidity  needs or for  hedging  purposes.  Some  derivative investments  the  Fund can use are the  hedging  instruments  described  below in this  Statement of Additional  Information.  However,  the Fund does not use, and does not currently  contemplate  using,  derivatives or hedging  instruments to a significant degree.

      Some  of  the  derivative   investments  the  Fund  can  use  include  debt
exchangeable  for common stock of an issuer or  "equity-linked  debt  securities"
of an issuer.  At maturity,  the debt  security is exchanged  for common stock of the  issuer  or it is  payable  in an amount  based on the price of the  issuer's common stock at the time of maturity.  Both alternatives  present a risk that the amount  payable at maturity  will be less than the  principal  amount of the debt because  the  price of the  issuer's  common  stock  might  not be as high as the
Manager expected.

      ? Hedging.  Although  the Fund does not  anticipate  the  extensive  use of hedging  instruments,  the  Fund can use  them.  It is not  required  to do so in seeking its goal. To attempt to protect  against  declines in the market value of the  Fund's  portfolio,  to  permit  the Fund to retain  unrealized  gains in the value of portfolio  securities which have appreciated,  or to facilitate  selling securities for investment reasons, the Fund could:

      ?  sell futures contracts,
      ?  buy puts on such futures or on securities, or
      ?  write covered calls on securities or futures.

      The Fund can use hedging to establish a position in the  securities  market as a temporary  substitute for  purchasing  particular  securities.  In that case the Fund would  normally seek to purchase the  securities and then terminate that hedging  position.  The Fund  might  also use this  type of hedge to  attempt  to protect  against  the  possibility  that its  portfolio  securities  would not be fully included in a rise in value of the market. To do so the Fund could:

      ?  buy futures, or
      |_|   buy calls on such futures or on securities.
      If the Fund  hedges with  futures  and/or  options on  futures,  it will be
incidental  to  the  Fund's  activities  in  the  underlying  cash  market.   The
particular  hedging  instruments the Fund can use are described  below.  The Fund may employ new hedging  instruments  and strategies  when they are developed,  if those  investment  methods are consistent  with the Fund's  investment  objective and are permissible under applicable regulations governing the Fund.

            ? Futures.  The Fund can buy and sell futures  contracts  that relate to (1) stock  indices  (these are  referred  to as "stock  index  futures"),  (2)
securities  indices  (these are  referred to as  "financial  futures"),  (3) debt securities  (these are  referred  to as  "interest  rate  futures"),  (4) foreign currencies  (these  are  referred  to as  "forward  contracts")  and  commodities
(these are referred to as "commodity futures").

      A stock index is used as the basis for  trading  stock  index  futures.  In some  cases  these  futures  may be based on stocks of  issuers  in a  particular industry or group of  industries.  A stock index assigns  relative  values to the common stocks  included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks.  A stock index cannot be purchased or sold  directly.  Financial  futures  are  similar  contracts  based on the future value of the  basket of  securities  that  comprise  the index.  These  contracts obligate the seller to deliver,  and the  purchaser  to take,  cash to settle the futures  transaction.  There is no delivery made of the underlying  securities to settle the futures  obligation.  Either party may also settle the  transaction by entering into an offsetting contract.

      The  Fund  can  invest  a  portion  of  its  assets  in  commodity  futures contracts.  Commodity  futures  may be based upon  commodities  within  five main commodity  groups:  (1) energy,  which includes crude oil, natural gas,  gasoline
and  heating  oil;  (2)   livestock,   which   includes   cattle  and  hogs;  (3)
agriculture,  which includes wheat, corn,  soybeans,  cotton,  coffee,  sugar and cocoa; (4) industrial  metals,  which includes  aluminum,  copper,  lead, nickel, tin and  zinc;  and (5)  precious  metals,  which  includes  gold,  platinum  and silver.  The Fund may purchase and sell commodity futures  contracts,  options on futures  contracts  and options and futures on commodity  indices with respect to these five main  commodity  groups and the  individual  commodities  within  each group, as well as other types of commodities.

      An  interest  rate  future   obligates  the  seller  to  deliver  (and  the
purchaser  to take)  cash or a  specified  type of debt  security  to settle  the futures  transaction.  Either party could also enter into an offsetting  contract to close out the position.

      No  money is paid or  received  by the  Fund on the  purchase  or sale of a future.  Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited  with the Fund's custodian bank in an account  registered in the futures  broker's name.  However, the  futures  broker  can  gain  access  to that  account  only  under  specified conditions.  As the future is marked to market  (that is, its value on the Fund's books is  changed)  to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the  futures  broker daily.

      At any time  prior  to  expiration  of the  future,  the Fund may  elect to close out its  position  by taking an  opposite  position,  at which time a final determination  of variation  margin is made and any additional  cash must be paid by or  released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures  transactions  (except forward contracts)
are effected  through a  clearinghouse  associated with the exchange on which the contracts are traded.

            ? Put and Call  Options.  The Fund can buy and sell certain  kinds of put  options  ("puts")  and  call  options  ("calls").  The Fund may buy and sell exchange-traded  and  over-the-counter  put and  call  options,  including  index options,  securities  options,  currency options,  and options on the other types of futures described above.

            ? Writing  Covered Call  Options.  The Fund can write (that is, sell)
covered calls.  If the Fund sells a call option,  it must be covered.  That means the  Fund  must  own  the  security  subject  to  the  call  while  the  call  is outstanding,  or,  for  certain  types  of  calls,  the call  may be  covered  by segregating  liquid assets to enable the Fund to satisfy its  obligations  if the call is  exercised.  Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the   underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the  call  period  at a fixed exercise  price  regardless of market price changes  during the call period.  The call  period is usually  not more than nine (9) months.  The  exercise  price may differ from the market price of the  underlying  security.  The Fund has the risk of loss that the price of the  underlying  security  may decline  during the call period.  That  risk  may be  offset  to  some  extent  by the  premium  the  Fund receives.  If the value of the investment  does not rise above the call price, it is likely  that the call will lapse  without  being  exercised.  In that case the
Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call  exercises  it,  the Fund will pay an amount of cash  equal to the difference  between the closing price of the call and the exercise  price, multiplied by a specified  multiple that  determines  the total value of the call for each point of  difference.  If the value of the  underlying  investment  does not rise above the call  price,  it is likely  that the call will  lapse  without being exercised. In that case, the Fund would keep the cash premium.

      The  Fund's  custodian  bank,  or a  securities  depository  acting for the custodian,  will act as the Fund's  escrow agent,  through the  facilities of the
Options  Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has  written  calls  traded  on  exchanges  or  as  to  other  acceptable  escrow securities.  In that way, no margin will be required for such  transactions.  OCC will  release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

      When the Fund  writes an  over-the-counter  ("OTC")  option,  it will enter into an arrangement with a primary U.S.  government  securities dealer which will establish  a formula  price at which the Fund  will  have the  absolute  right to repurchase  that OTC  option.  The  formula  price will  generally  be based on a multiple of the  premium  received  for the option,  plus the amount by which the option is  exercisable  below the market price of the  underlying  security (that is, the option is "in the  money").  When the Fund writes an OTC option,  it will
treat  as  illiquid  (for  purposes  of  its  restriction  on  holding   illiquid
securities)  the  mark-to-market  value of any OTC  option it holds,  unless  the option is subject to a buy-back agreement by the executing broker.

      To  terminate  its  obligation  on a call  it has  written,  the  Fund  may purchase a  corresponding  call in a  "closing  purchase  transaction."  The Fund will  then  realize  a profit  or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium received on the call the
Fund  wrote is more or less  than the  price  of the call the Fund  purchases  to close out the  transaction.  The Fund may  realize  a profit if the call  expires unexercised,  because  the Fund  will  retain  the  underlying  security  and the premium it  received  when it wrote the call.  Any such  profits  are  considered short-term  capital gains for federal  income tax  purposes,  as are the premiums on lapsed  calls.  When  distributed  by the Fund they are  taxable  as  ordinary income.  If the Fund  cannot  effect a closing  purchase  transaction  due to the lack of a market,  it will have to hold the  callable  securities  until the call expires or is exercised.

            ? Writing  Uncovered Call Options on Future  Contracts.  The Fund can
also write calls on a futures  contract  without  owning the futures  contract or securities  deliverable  under  the  contract.  To do so, at the time the call is written,  the Fund must cover the call by  identifying on its books an equivalent dollar  amount  of  liquid  assets.  The Fund will  segregate  additional  liquid assets if the value of the  segregated  assets  drops  below 100% of the  current
value  of  the  future.   Because  of  this   segregation   requirement,   in  no
circumstances  would the Fund's  receipt of an exercise  notice as to that future require the Fund to deliver a futures  contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            ? Writing Put Options.  The Fund may sell put  options.  A put option on  securities  gives  the  purchaser  the  right to  sell,  and the  writer  the obligation to buy, the  underlying  investment  at the exercise  price during the option  period.  The Fund will not write  puts if, as a result,  more than 50% of the  Fund's net  assets  would be  required  to be  segregated  to cover such put options.

      If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified  on the Fund's  books.  The premium the Fund  receives  from writing a put  represents  a  profit,  as long as the  price of the  underlying  investment remains equal to or above the exercise price of the put.  However,  the Fund also
assumes  the   obligation   during  the  option  period  to  buy  the  underlying
investment  from the buyer of the put at the  exercise  price,  even if the value of the investment  falls below the exercise  price. If a put the Fund has written expires  unexercised,  the Fund realizes a gain in the amount of the premium less the transaction  costs incurred.  If the put is exercised,  the Fund must fulfill its  obligation  to purchase the  underlying  investment  at the exercise  price.
That price will usually  exceed the market value of the  investment at that time.
In that case,  the Fund may incur a loss if it sells the  underlying  investment.
That  loss  will  be  equal  to the  sum  of the  sale  price  of the  underlying investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will deposit in escrow  liquid assets with a  value  equal  to  or  greater  than  the  exercise  price  of  the  underlying
securities.   The  Fund  therefore  forgoes  the  opportunity  of  investing  the segregated assets or writing calls against those assets.

      As long as the Fund's  obligation  as the put writer  continues,  it may be assigned  an  exercise  notice  by the  broker-dealer  through  which the put was sold.  That notice  will  require  the Fund to take  delivery  of the  underlying security  and pay the  exercise  price.  The Fund has no control over when it may be required  to purchase  the  underlying  security,  since it may be assigned an exercise  notice at any time prior to the  termination  of its  obligation as the writer of the put.  That  obligation  terminates  upon  expiration of the put. It may also  terminate if, before it receives an exercise  notice,  the Fund effects a closing  purchase  transaction  by  purchasing  a put of the same  series as it sold.  Once the Fund has been  assigned an exercise  notice,  it cannot  effect a closing purchase transaction.

      The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting  a closing  purchase  transaction  will also permit  the Fund to write  another  put  option on the  security,  or to sell the security  and use the  proceeds  from the sale for  other  investments.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending on whether the cost of the  transaction  is less or more than the  premium  received from  writing  the put option.  Any  profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when  distributed by the
Fund, are taxable as ordinary income.

            ? Purchasing  Calls and Puts.  The Fund can purchase calls to protect against the  possibility  that the Fund's  portfolio  will not  participate in an anticipated  rise in the  securities  market.  When the Fund  buys a call  (other than in a closing  purchase  transaction),  it pays a premium.  The Fund then has the  right to buy the  underlying  investment  from a seller  of a  corresponding call on the same  investment  during the call period at a fixed  exercise  price.
The Fund  benefits  only if it sells the call at a profit or if,  during the call period,  the market price of the  underlying  investment  is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the
Fund  exercises  the  call.  If the Fund  does not  exercise  the call or sell it
(whether or not at a profit),  the call will become  worthless at its  expiration date.  In that case the Fund will  have  paid the  premium  but lost the right to purchase the underlying investment.

      The Fund can buy puts  whether  or not it holds the  underlying  investment in its portfolio.  When the Fund  purchases a put, it pays a premium and,  except as to puts on  indices,  has the  right to sell the  underlying  investment  to a seller of a put on a  corresponding  investment  during the put period at a fixed exercise price.

      Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits  the Fund  either  to  resell  the put or to buy the  underlying investment  and  sell it at the  exercise  price.  The  resale  price  will  vary inversely to the price of the underlying  investment.  If the market price of the underlying  investment is above the exercise  price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on  securities  or futures  the Fund owns  enables the Fund to attempt to protect  itself  during the put period  against a decline in the value of the underlying  investment  below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put.  If the market  price of the  underlying  investment  is equal to or above  the  exercise price and, as a result,  the put is not exercised or resold,  the put will become worthless  at its  expiration  date.  In that  case the Fund  will  have paid the premium but lost the right to sell the underlying  investment.  However, the Fund may  sell  the put  prior  to its  expiration.  That  sale may or may not be at a profit.

      When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather  than by delivery of the  underlying investment  to the  Fund.  Gain  or loss  depends  on  changes  in the  index  in question  (and  thus on  price  movements  in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put  options  held by the Fund  will  not  exceed  5% of the  Fund's total assets.

            ? Buying and  Selling  Options on  Foreign  Currencies.  The Fund can
buy and sell calls and puts on foreign  currencies.  They  include puts and calls that trade on a securities  or  commodities  exchange or in the  over-the-counter markets  or are quoted by major  recognized  dealers  in such  options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value  of  foreign  securities  and  increases  in the  dollar  cost  of  foreign securities the Fund wants to acquire.

      If  the  Manager  anticipates  a rise  in the  dollar  value  of a  foreign currency in which securities to be acquired are  denominated,  the increased cost of those  securities may be partially  offset by purchasing calls or writing puts on that  foreign  currency.  If the Manager  anticipates  a decline in the dollar value of a  foreign  currency,  the  decline  in the  dollar  value of  portfolio securities  denominated  in that  currency  might be partially  offset by writing calls or purchasing puts on that foreign  currency.  However,  the currency rates could  fluctuate  in a direction  adverse to the Fund's  position.  The Fund will then have  incurred  option  premium  payments and  transaction  costs  without a corresponding benefit.

      A call the Fund  writes  on a foreign  currency  is  "covered"  if the Fund owns the underlying  foreign  currency covered by the call or has an absolute and immediate  right  to  acquire  that  foreign  currency  without  additional  cash consideration  (or it  can do so for  additional  cash  consideration  held  in a segregated  account by its custodian  bank) upon  conversion or exchange of other foreign currency held in its portfolio.

      The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security  which the Fund owns or has the right to acquire  and which is  denominated  in the  currency  underlying the option.  That  decline  might be one that  occurs due to an expected  adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund  covers  the  option by  maintaining  cash,  U.S.
government  securities or other liquid,  high-grade  debt securities in an amount equal to the  exercise  price of the option,  in a  segregated  account  with the
Fund's custodian bank.

            ? Risks of  Hedging  with  Options  and  Futures.  The use of hedging instruments  requires special skills and knowledge of investment  techniques that are  different  than what is required  for normal  portfolio  management.  If the
Manager uses a hedging  instrument at the wrong time or judges market  conditions incorrectly,  hedging  strategies  may reduce the Fund's  return.  The Fund could also  experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

      The Fund's option  activities could affect its portfolio  turnover rate and brokerage  commissions.  The  exercise  of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate.  The  exercise  by the Fund of puts on  securities  will  cause the sale of underlying  investments,  increasing  portfolio  turnover.  Although the decision whether to  exercise a put it holds is within the Fund's  control,  holding a put might cause the Fund to sell the related  investments  for reasons that would not exist in the absence of the put.

      The Fund  could  pay a  brokerage  concession  each  time it buys a call or put,  sells  a call  or  put,  or  buys or  sells  an  underlying  investment  in connection  with  the  exercise  of a call or put.  Those  concessions  could  be higher on a relative  basis than the  concessions  for direct  purchases or sales of the  underlying  investments.  Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently,  put and call options  offer large  amounts of  leverage.  The  leverage  offered by trading in options  could  result in the Fund's net asset  value  being  more  sensitive  to changes in the value of the underlying investment.

      If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the  investment at the call  price.  It will not be able to  realize  any profit if the  investment  has increased in value above the call price.

      An  option  position  may be  closed  out  only on a market  that  provides secondary  trading  for  options of the same  series,  and there is no  assurance that a liquid  secondary  market will exist for any particular  option.  The Fund might  experience  losses  if it could not close  out a  position  because  of an illiquid market for the future or option.

      There is a risk in using  short  hedging by selling  futures or  purchasing puts on indices or futures to attempt to protect  against  declines  in the value of the Fund's  portfolio  securities.  The risk is that the prices of the futures or the  applicable  index will  correlate  imperfectly  with the  behavior of the cash prices of the Fund's  securities.  For  example,  it is possible  that while the Fund  has  used  hedging  instruments  in a short  hedge,  the  market  might advance  and the  value of the  securities  held in the  Fund's  portfolio  might decline.  If that occurred,  the Fund would lose money on the hedging instruments and  also  experience  a  decline  in  the  value  of its  portfolio  securities.
However,  while  this  could  occur for a very  brief  period or to a very  small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same  direction as the indices upon which the hedging  instruments are based.

      The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio  diverges from the securities  included in the applicable index.
To  compensate  for the  imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the  hedging instruments,  the Fund might use hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities  being hedged.  It might do so if the  historical  volatility  of the  prices  of the  portfolio  securities  being hedged is more than the historical volatility of the applicable index.

      The ordinary  spreads  between  prices in the cash and futures  markets are subject  to  distortions,  due to  differences  in the  nature of those  markets.
First,  all  participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting   additional  margin  deposit
requirements,   investors  may  close  futures   contracts   through   offsetting
transactions  which could  distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of  the  futures  market  depends  on participants  entering into offsetting  transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  distortion.  Third, from the  point  of view of  speculators,  the  deposit  requirements  in the  futures market are less  onerous  than margin  requirements  in the  securities  markets.
Therefore,  increased  participation  by  speculators  in the futures  market may cause temporary price distortions.

      The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase  of  individual securities  (long  hedging)  by  buying  futures  and/or  calls on such  futures, indices or on  securities.  It is possible  that when the Fund does so the market might  decline.  If the Fund then  concludes not to invest in securities  because of concerns  that the market  might  decline  further or for other  reasons,  the
Fund  will  realize a loss on the  hedging  instruments  that is not  offset by a reduction in the price of the securities purchased.

            ?  Forward   Contracts.   Forward   contracts  are  foreign  currency
exchange  contracts.  They are used to buy or sell  foreign  currency  for future delivery  at a fixed  price.  The Fund  uses  them to "lock  in" the U.S.  dollar price of a security  denominated  in a foreign  currency that the Fund has bought or sold,  or to protect  against  possible  losses from  changes in the  relative values of the U.S.  dollar and a foreign  currency.  The Fund limits its exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount  of its  assets  denominated  in  that  currency  or a  closely-correlated currency.  The Fund may also use  "cross-hedging"  where the Fund hedges  against changes in  currencies  other than the  currency  in which a security it holds is denominated.

      Under a forward contract,  one party agrees to purchase,  and another party agrees  to sell,  a  specific  currency  at a future  date.  That date may be any fixed  number of days from the date of the  contract  agreed upon by the parties.
The  transaction  price is set at the time the  contract is entered  into.  These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund can use forward  contracts to protect  against  uncertainty in the level of future exchange rates.  The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities  the Fund owns or  intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce  the risk of loss from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When  the  Fund  enters  into a  contract  for  the  purchase  or sale of a security  denominated in a foreign  currency,  or when it  anticipates  receiving dividend payments in a foreign  currency,  the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S.  dollar  equivalent of the dividend payments.  To do so,  the  Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved  in the  underlying transaction,  in a  fixed  amount  of  U.S.  dollars  per  unit  of  the  foreign currency.  This is called a  "transaction  hedge."  The  transaction  hedge  will protect the Fund against a loss from an adverse  change in the currency  exchange rates  during the period  between the date on which the  security is purchased or sold or on which the  payment  is  declared,  and the date on which the  payments are made or received.

      The  Fund  could  also use  forward  contracts  to lock in the U.S.  dollar value of portfolio  positions.  This is called a "position  hedge." When the Fund believes that foreign  currency  might suffer a substantial  decline  against the
U.S.  dollar,  it could  enter into a forward  contract to sell an amount of that foreign currency  approximating  the value of some or all of the Fund's portfolio securities  denominated  in that foreign  currency.  When the Fund  believes that the U.S. dollar might suffer a substantial  decline  against a foreign  currency, it could enter into a forward  contract to buy that foreign  currency for a fixed dollar  amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency  for a fixed U.S.  dollar  amount if the Fund believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its  forward  contract  will  fall  whenever  there is a  decline  in the U.S.
dollar  value of the  currency  in  which  portfolio  securities  of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short  positions in these cases by  identifying  to its custodian  bank assets  having a value equal to the  aggregate  amount of the
Fund's commitment under forward  contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such  contracts  if the  consummation  of the contracts  would  obligate the Fund to deliver an amount of foreign  currency in  excess  of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the  subject of the hedge.

      However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in  excess of the value of the
Fund's portfolio  securities or other assets denominated in foreign currencies if
the  excess  amount  is  "covered"  by  liquid  securities   denominated  in  any
currency.  The cover  must be at least  equal at all times to the  amount of that excess.  As one alternative,  the Fund may purchase a call option  permitting the
Fund to purchase  the amount of foreign  currency  being hedged by a forward sale contract  at a price no  higher  than the  forward  contract  price.  As  another alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency  subject to a forward purchase  contract at a price as high or higher than the forward contract price.

      The precise  matching of the amounts under forward  contracts and the value of the  securities  involved  generally  will not be possible  because the future
value  of  securities   denominated  in  foreign  currencies  will  change  as  a
consequence  of  market  movements  between  the date  the  forward  contract  is entered into and the date it is sold.  In some cases the Manager  might decide to sell the security and deliver  foreign  currency to settle the original  purchase obligation.  If the  market  value of the  security  is less  than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might  have to purchase  additional  foreign  currency on the "spot"  (that is,  cash) market to settle the security  trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated  to deliver to settle the trade,  the  Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the  sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

      The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution  of a short-term  hedging  strategy is highly uncertain.  Forward  contracts involve the risk that anticipated  currency movements  will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions  costs. The use of forward contracts  in this  manner  might  reduce  the  Fund's  performance  if there are unanticipated  changes in  currency  prices to a greater  degree than if the Fund had not entered into such contracts.

      At or before  the  maturity  of a forward  contract  requiring  the Fund to sell a  currency,  the Fund  might  sell a  portfolio  security  and use the sale proceeds to make  delivery of the  currency.  In the  alternative  the Fund might retain the  security  and  offset  its  contractual  obligation  to  deliver  the currency by  purchasing  a second  contract.  Under that  contract  the Fund will obtain,  on the same  maturity  date,  the same amount of the currency that it is obligated  to deliver.  Similarly,  the Fund might  close out a forward  contract requiring  it to  purchase  a  specified  currency  by  entering  into  a  second contract  entitling  it to sell  the same  amount  of the  same  currency  on the maturity date of the first  contract.  The Fund would realize a gain or loss as a result  of  entering  into  such an  offsetting  forward  contract  under  either circumstance.  The gain or loss will  depend on the extent to which the  exchange rate or rates between the currencies  involved moved between the execution  dates of the first contract and offsetting contract.

      The  costs  to the  Fund of  engaging  in  forward  contracts  varies  with factors such as the currencies  involved,  the length of the contract  period and the market  conditions then  prevailing.  Because  forward  contracts are usually entered  into  on a  principal  basis,  no  brokerage  fees  or  concessions  are involved.  Because these  contracts are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the  counterparty  under each forward contract.

      Although  the Fund  values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies into U.S.  dollars on a daily basis.  The Fund may convert  foreign  currency from time to time, and will incur costs in doing so.  Foreign  exchange  dealers do not charge a fee for conversion,  but  they  do seek to  realize  a  profit  based  on the  difference between  the  prices  at which  they buy and sell  various  currencies.  Thus,  a dealer  might  offer to sell a foreign  currency  to the Fund at one rate,  while offering a lesser rate of exchange  if the Fund  desires to resell that  currency to the dealer.

            ? Regulatory Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate  within  certain  guidelines and  restrictions  with  respect  to the use of  futures  as  established  by the
Commodities Futures Trading Commission (the "CFTC").  In particular,  the Fund is exempted from  registration  with the CFTC as a "commodity  pool operator" if the
Fund complies  with the  requirements  of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's assets that may be used for futures margin and related options  premiums for a bona fide hedging  position.  However, under the Rule,  the Fund must limit its  aggregate  initial  futures  margin and related  options  premiums  to not more  than 5% of the  Fund's  net  assets  for strategies that are not considered bona fide hedging strategies under the Rule.

      Transactions   in   options  by  the  Fund  are   subject  to   limitations
established by the option  exchanges.  The exchanges  limit the maximum number of options  that may be written or held by a single  investor or group of  investors acting in concert.  Those  limits  apply  regardless  of whether the options were written or  purchased  on the same or  different  exchanges or are held in one or more accounts or through one or more  different  exchanges or through one or more brokers.  Thus,  the  number  of  options  that the Fund may write or hold may be
affected  by  options  written  or  held  by  other  entities,   including  other
investment  companies  having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The exchanges also impose  position limits on futures  transactions.  An exchange  may order the  liquidation  of  positions found  to  be  in  violation  of  those  limits  and  may  impose  certain  other sanctions.

      Under the  Investment  Company Act,  when the Fund  purchases a future,  it must  maintain  liquid  assets  in an  amount  equal to the  market  value of the securities underlying the future, less the margin deposit applicable to it.

            ?  Tax  Aspects  of  Certain  Hedging  Instruments.  Certain  foreign currency  exchange  contracts  in which  the  Fund  may  invest  are  treated  as
"Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or losses  relating to Section 1256  contracts  are  characterized  as 60% long-term and 40%  short-term  capital  gains or losses  under the Code.  However,  foreign currency  gains or losses  arising from Section 1256  contracts  that are forward contracts  generally  are  treated  as  ordinary  income  or loss.  In  addition,
Section  1256  contracts  held by the  Fund at the end of each  taxable  year are
"marked-to-market,"  and  unrealized  gains or losses are  treated as though they were  realized.  These  contracts  also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment  company  distributions  and for other  purposes  under  rules  prescribed  pursuant to the  Internal  Revenue
Code.  An  election  can be made by the Fund to exempt  those  transactions  from this marked-to-market treatment.

      Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal  income tax  purposes.  The straddle  rules may affect the  character and timing of gains (or losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on  the  disposition  of a  position  making  up a straddle  is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the  straddle.  Disallowed  loss is generally  allowed  at the  point  where  there  is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position  is disposed of.

      Under  the  Internal  Revenue  Code,  the  following  gains or  losses  are treated as ordinary income or loss:
(1)   gains or losses  attributable  to fluctuations in exchange rates that occur between  the time the Fund  accrues  interest  or other  receivables  or
         accrues  expenses  or  other   liabilities   denominated  in  a  foreign
         currency and the time the Fund  actually  collects such  receivables  or pays such liabilities, and
(2)   gains or  losses  attributable  to  fluctuations  in the value of a foreign
         currency   between  the  date  of   acquisition   of  a  debt   security
         denominated  in  a  foreign   currency  or  foreign   currency   forward
         contracts and the date of disposition.

      Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under  the
Internal  Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      ? Temporary  Defensive  Investments.  When market  conditions are unstable, or the  Manager  believes  it is  otherwise  appropriate  to reduce  holdings  in stocks,  the Fund can  invest  in a  variety  of debt  securities  for  defensive purposes.  The Fund can also purchase these securities for liquidity  purposes to meet cash needs due to the  redemption  of Fund shares,  or to hold while waiting to reinvest cash received from the sale of other portfolio  securities.  The Fund can buy:
|_|   high-quality  (rated in the top rating categories of  nationally-recognized rating  organizations  or  deemed  by the  Manager  to be of  comparable quality),  short-term money market  instruments,  including those issued by the U. S. Treasury or other government agencies,
|_|   commercial paper  (short-term,  unsecured,  promissory notes of domestic or
         foreign   companies)   rated   in  the   top   rating   category   of  a
         nationally-recognized rating organization,
|_|   debt obligations of corporate  issuers,  rated  investment-grade  (rated at least  Baa  by  Moody's  Investors  Service,  Inc.  or at  least  BBB by
         Standard  &  Poor's  Corporation,  or a  comparable  rating  by  another rating  organization),  or unrated  securities  judged by the Manager to have a comparable quality to rated securities in those categories,
|_|   preferred stocks,
|_|   certificates  of deposit and bankers'  acceptances  of domestic and foreign banks and savings and loan associations, and
|_|   repurchase agreements.

      Short-term  debt  securities  would  normally be selected for  defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally  subject to significant  fluctuations  in principal value and their value  will  be  less  subject  to  interest  rate  risk  than  longer-term  debt securities.

      ?  Repurchase  Agreements.  The  Fund can  acquire  securities  subject  to
repurchase   agreements.   It  might  do  so  for  liquidity   purposes  to  meet
anticipated  redemptions  of  Fund  shares,  or  pending  the  investment  of the proceeds  from sales of Fund  shares,  or pending  the  settlement  of  portfolio securities  transactions,  or for  temporary  defensive  purposes,  as  described below.

      In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved  vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds  the  purchase  price by an amount that reflects an  agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include  U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have  been designated  as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

      The  majority  of these  transactions  run from  day to day,  and  delivery pursuant  to  the  resale  typically  occurs  within  one  to  five  days  of the purchase.  Repurchase  agreements having a maturity beyond seven days are subject to the Fund's  limits on holding  illiquid  investments.  The Fund will not enter into a  repurchase  agreement  that  causes more than 15% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days.  There is no  limit  on the  amount  of the  Fund's  net  assets  that  may be  subject  to repurchase agreements having maturities of seven
 days or less.

            Repurchase  agreements,   considered  "loans"  under  the  Investment
Company  Act,  are  collateralized  by  the  underlying   security.   The  Fund's
repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the value of the  collateral  must equal or exceed the  repurchase price to fully  collateralize the repayment  obligation.  However,  if the vendor fails to pay the resale price on the delivery  date,  the Fund may incur costs in disposing of the collateral  and may  experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is financially  sound and will  continuously  monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. government securities.  Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      |X|  Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the
Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex.
Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements.
Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and  a pre-established formula based on
               quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the
               Fund;
o     if the Fund has outstanding borrowings from all sources greater than 10%
               of its total assets, then the Fund must secure each additional outstanding interfund loan by segregating liquid assets of the
               Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the
               Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one day's notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented.
Examples of these safeguards include the following:

o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the
               circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When  the  Fund  lends  assets  to  another  affiliated  fund,  the Fund is subject to the credit that the borrowing fund fails to repay the loan.

Investment Restrictions

      ?  What  Are  "Fundamental   Policies?"   Fundamental  policies  are  those
policies  that  the  Fund has  adopted  to  govern  its  investments  that can be changed  only by the  vote  of a  "majority"  of the  Fund's  outstanding  voting securities.  Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

      ?  67% or  more  of  the  shares  present  or  represented  by  proxy  at a
         shareholder   meeting,   if  the   holders  of  more  than  50%  of  the
         outstanding shares are present or represented by proxy, or
      ?  more than 50% of the outstanding shares.

      The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of  Additional  Information  are
"fundamental"  only if they are  identified as such. The Fund's Board of Trustees can  change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in  supplements or updates  to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's most  significant  investment  policies are described in the Prospectus.

      |X| What are the Fund's  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. The percentage limitation in this investment restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

o     The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets at the time of the borrowings.  The Fund can borrow only from banks.  The Fund's borrowings must comply with the 300% asset coverage requirement under the Investment Company Act, as such requirement may be amended from time to time.

o     The Fund cannot make loans except (a) through lending of securities, (b)
   through the purchase of debt securities or similar evidences of indebtedness, (c) through an interfund lending program (if applicable) with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d)
   through repurchase agreements.

o     The Fund cannot buy or sell real estate. However, the Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate.  The Fund may hold and sell real estate as acquired as a result of the Fund's ownership of securities.

o     The Fund cannot underwrite securities of other companies.  A permitted exception is in case the Fund is deemed to be an underwriter under the
   Securities Act of 1933 when reselling any securities held in its own portfolio.

o     The Fund cannot issue "senior securities," except as permitted under the
   Investment Company Act. This limitation does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

|X|  Non-Fundamental  Investment  Restrictions.  The following operating policies of the Fund are not  fundamental  policies  and, as such,  may be changed by vote of a majority  of the Fund's  Board of  Trustees  without  shareholder  approval.
These additional restrictions provide that:

o     The Fund cannot purchase securities on margin.  However,  the Fund can make margin deposits when using hedging  instruments  permitted by any of its other policies.

o     The Fund cannot  invest in companies  for the purpose of acquiring  control or management of those companies.

o     The Fund cannot  invest or hold  securities  of any issuer if officers  and trustees of the Fund or the Manager  individually  beneficially own more than 1/2 of 1% of the  securities  of that issuer and  together own more than 5% of the securities of that issuer.

o     The Fund  cannot  pledge,  mortgage  or  otherwise  encumber,  transfer  or assign  any of its  assets  to  secure a debt.  Collateral  arrangements for premium and margin payments in connection  with hedging  instruments are not deemed to be a pledge of assets.

      As a matter of  non-fundamental  policy,  the Fund also may  invest  all of its assets in the securities of a single open-end  management  investment company for which the Manager or one of its  subsidiaries  or a  successor  is advisor or
sub-advisor,   notwithstanding   any  other  fundamental   investment  policy  or
limitation.  The Fund is permitted  by this policy (but not  required) to adopt a
"master-feeder"  structure  in which  the Fund and  other  "feeder"  funds  would invest  all of their  assets  in a single  pooled  "master  fund" in an effort to take advantage of potential  efficiencies.  The Fund has no present  intention of adopting  a  "master-feeder"  structure.  The Fund  would  seek  approval  of its
Board of Trustees,  and update its  Prospectus  and this  Statement of Additional
Information, prior to adopting a "master-feeder" structure.

      Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an on-going  basis, it applies only at the time the Fund  makes an  investment.  The Fund  need not sell  securities  to meet  the  percentage  limits  if  the  value  of  the  investment  increases  in proportion to the size of the Fund.

      For purposes of the Fund's policy not to  concentrate  its  investments  as described above, the Fund has adopted the industry  classifications  set forth in
Appendix  A  to  this  Statement  of  Additional  Information.   That  is  not  a
fundamental policy.

How the Fund is Managed

Organization  and History.  The Fund is an open-end,  non-diversified  management investment  company with an unlimited  number of authorized  shares of beneficial interest.  The Fund was organized as a  Massachusetts  business trust on February
25, 2000.

         |X|      Classes of Shares. The Trustees are authorized, without
shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C,
Class N and Class Y.  All classes invest in the same investment portfolio.
Only retirement plans may purchase Class N shares. Only certain institutional
investors may elect to purchase Class Y shares.   Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X|  Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the
Fund is not  required  to  hold,  and  does  not  plan to  hold,  regular  annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company Act or other  applicable  law. It will also do so when a shareholder  meeting  is called by the  Trustees  or upon  proper  request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study Committee and a
Proxy Committee.  The members of the Audit Committee are Kenneth Randall
(Chairman), Benjamin Lipstein and Edward Regan.  The Audit Committee held four meetings during the Fund's fiscal year ended October 31, 2002. The Audit
Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Benjamin Lipstein (Chairman),
Robert Galli and Elizabeth Moynihan.  The Study Committee held six meetings during the Fund's fiscal year ended October 31, 2002. The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act of
1940 ("Investment Company Act") and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and Clayton Yeutter.  The Proxy Committee held one meeting during the fiscal year ended October 31, 2002.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act.  Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds
(referred to as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In  addition  to being a trustee  or  director  of the  Board I Funds,  Mr.
Galli  is  also  a  director   or  trustee   of  10  other   portfolios   in  the
OppenheimerFunds  complex.  Present or former officers,  directors,  trustees and employees (and their  immediate  family members) of the Fund, the Manager and its affiliates,  and retirement  plans  established  by them for their  employees are permitted  to  purchase  Class A shares  of the Fund  and the  other  Oppenheimer funds at net asset  value  without  sales  charge.  The sales  charges on Class A shares is  waived  for that  group  because  of the  economies  of sales  efforts realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted and Zack, and Mses.
Bechtolt, Feld, Granger and Ives and respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of November 27,
2002, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr. Reynolds
has reported he has a controlling interest in The Directorship Search Group,
Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company
(which controls the Manager) for fees aggregating $110,000 from January 1, 2000 through December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship Search Group, Inc. Mr. Reynolds estimates that The
Directorship Search Group will bill Massachusetts Mutual Life Insurance Company
$150,000 for services to be provided during the calendar year 2002.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship
Search Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr.
Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Independent Trustees

---------------------------------------------------------------------------------
                                                                     Aggregate
                                                                       Dollar
                                                                      Range Of
                                                                       Shares
                                                                    Beneficially
                                                          Dollar      Owned in
Name, Address,                                           Range of    Any of the
Age, Position(s)  Principal Occupation(s) During Past     Shares    Oppenheimer
Held with Fund    5 Years / Other Trusteeships Held by  Beneficially   Funds
and Length of     Trustee / Number of Portfolios in      Owned in   Overseen by
Time Served       Fund Complex Overseen by Trustee       the Fund     Trustee
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                        As of December 31, 2001
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Leon Levy,        General   Partner   (since  1982)  of     $0           $0
Chairman of the   Odyssey  Partners,  L.P.  (investment
Board of Trustees partnership)   and  Chairman  of  the
Trustee (since    Board    (since   1981)   of   Avatar
2000)             Holdings,     Inc.    (real    estate
Age: 76           development).  Oversees 31 portfolios
                  in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Galli,  A  trustee  or   director   of  other
Trustee (since    Oppenheimer   funds.   Formerly  Vice
2000)             Chairman    (October    1995-December                 Over
Age: 68           1997)  of the  Manager.  Oversees  41     $0        $100,000
                  portfolios  in  the  OppenheimerFunds
                  complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip A.        The  Director  (since  1991)  of  the                          000
Griffiths,        Institute    for   Advanced    Study,
Trustee (since    Princeton,   N.J.,   director  (since
2000)             2001)  of GSI  Lumonics  and a member
Age: 63           of the  National  Academy of Sciences
                  (since     1979);     formerly    (in
                  descending   chronological  order)  a
                  director     of     Bankers     Trust     $0      $50,001-$100,
                  Corporation,  Provost  and  Professor
                  of Mathematics at Duke University,  a
                  director   of    Research    Triangle
                  Institute,   Raleigh,   N.C.,  and  a
                  Professor of  Mathematics  at Harvard
                  University.  Oversees  31  portfolios
                  in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Benjamin          Professor   Emeritus  of   Marketing,
Lipstein,         Stern  Graduate  School  of  Business
Trustee (since    Administration,  New York University. $10,001-50,000  Over
2000)             Oversees   31   portfolios   in   the               $100,000
Age: 78           OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joel W. Motley,   Director (January 2002-present),
Trustee since     Columbia Equity Financial Corp.
2002              (privately-held financial adviser);
Age: 50           Managing Director (January
                  2002-present), Carmona Motley, Inc.
                  (privately-held financial adviser);
                  Formerly he held the following
                  positions: Managing Director
                  (January 1998-December 2001),         $None1      None1
                  Carmona Motley Hoffman Inc.
                  (privately-held financial adviser);
                  Managing Director (January
                  1992-December 1997), Carmona Motley
                  & Co. (privately-held financial
                  adviser). Oversees 31 portfolios in
                  the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth B.      Author and  architectural  historian;  $1-10,000   $50,001 -
Moynihan,         a  trustee  of the Freer  Gallery  of
Trustee (since    Art and  Arthur  M.  Sackler  Gallery
2000)             (Smithsonian   Institute),   Trustees
Age: 72           Council  of  the  National   Building
                  Museum;  a  member  of  the  Trustees               $100,000
                  Council,  Preservation  League of New
                  York State.  Oversees  31  portfolios
                  in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth A.        A  director  of  Dominion  Resources,     $0          Over
Randall, Trustee  Inc.    (electric   utility   holding
(since 2000)      company)  and  Prime   Retail,   Inc.
Age: 74           (real   estate   investment   trust);
                  formerly  a  director   of   Dominion
                  Energy,  Inc. (electric power and oil
                  & gas producer),  President and Chief
                  Executive  Officer of The  Conference
                  Board, Inc.  (international  economic               $100,000
                  and   business    research)   and   a
                  director   of    Lumbermens    Mutual
                  Casualty Company,  American Motorists
                  Insurance    Company   and   American
                  Manufacturers     Mutual    Insurance
                  Company.  Oversees 31  portfolios  in
                  the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward V. Regan,  President,  Baruch  College,  CUNY; a
Trustee (since    director  of  RBAsset   (real  estate
2000)             manager);  a director  of  OffitBank;
Age: 71           formerly      Trustee,      Financial
                  Accounting   Foundation   (FASB   and
                  GASB),  Senior  Fellow of Jerome Levy
                  Economics  Institute,  Bard  College,              $50,001 -
                  Chairman  of   Municipal   Assistance     $0        $100,000
                  Corporation   for  the  City  of  New
                  York, New York State  Comptroller and
                  Trustee  of New York  State and Local
                  Retirement    Fund.    Oversees    31
                  investment     companies    in    the
                  OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Russell S.        Chairman    (since   1993)   of   The
Reynolds, Jr.,    Directorship   Search   Group,   Inc.
Trustee (since    (corporate  governance consulting and
2000)             executive    recruiting);    a   life
Age: 70           trustee   of   International    House              $10,001 -
                  (non-profit               educational     $0        $50,000
                  organization),  and a trustee  (since
                  1996)  of  the  Greenwich  Historical
                  Society.  Oversees 31  portfolios  in
                  the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donald W. Spiro,  Chairman   Emeritus   (since  January
Vice Chairman of  1991)  of  the  Manager.  Formerly  a
the Board of      director  (January  1969-August 1999)
Trustees,         of   the    Manager.    Oversees   31     $0          Over
Trustee (since    portfolios  in  the  OppenheimerFunds               $100,000
2000)             complex.
Age: 76
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clayton K.        Of  Counsel  (since  1993),  Hogan  &     $0          Over
Yeutter, Trustee  Hartson   (a   law    firm).    Other
(since 2000)      directorships:    Caterpillar,   Inc.
Age: 71           (since  1993)  and  Weyerhaeuser  Co.               $100,000
                  (since 1999).  Oversees 31 portfolios
                  in the OppenheimerFunds complex.
---------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

Interested Trustee and Officer

---------------------------------------------------------------------------------
Name, Address,    Principal Occupation(s) During Past     Dollar     Aggregate
                                                                       Dollar
                                                                      Range of
                                                                       Shares
Age, Position(s)                                         Range of     Owned in
Held with Fund    5 Years / Other Trusteeships Held by    Shares     any of the
and Length of     Trustee / Number of Portfolios in      Owned in   Oppenheimer
Time Served       Fund Complex Overseen by Trustee       the Fund      Funds
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John V. Murphy,   Chairman,   Chief  Executive  Officer     $0       $50,001 -
President and     and  director  (since  June 2001) and
Trustee           President  (since  September 2000) of
Trustee since     the   Manager;    President   and   a
(October 2001)    director    or   trustee   of   other
Age: 52           Oppenheimer  funds;  President  and a
                  director   (since   July   2001)   of
                  Oppenheimer  Acquisition  Corp.  (the
                  Manager's   parent  holding  company)
                  and   of   Oppenheimer    Partnership
                  Holdings,  Inc.  (a  holding  company
                  subsidiary   of   the   Manager);   a
                  director  (since  November  2001)  of
                  OppenheimerFunds   Distributor,  Inc.
                  (a   subsidiary   of  the   Manager);
                  Chairman  and a director  (since July
                  2001) of Shareholder  Services,  Inc.
                  and    of    Shareholder    Financial
                  Services,    Inc.   (transfer   agent
                  subsidiaries    of   the    Manager);
                  President and a director  (since July
                  2001)  of   OppenheimerFunds   Legacy
                  Program (a  charitable  trust program
                  established   by  the   Manager);   a
                  director of the  investment  advisory
                  subsidiaries  of  the  Manager:   OFI
                  Institutional Asset Management,  Inc.
                  and   Centennial   Asset   Management
                  Corporation  (since  November  2001),
                  HarbourView      Asset     Management
                  Corporation     and    OFI    Private
                  Investments,  Inc. (since July 2001);
                  President  (since  November  1, 2001)
                  and a director  (since  July 2001) of
                  Oppenheimer  Real  Asset  Management,               $100,000
                  Inc.;  a  director   (since  November
                  2001)    of    Trinity     Investment
                  Management    Corp.    and    Tremont
                  Advisers,  Inc.  (Investment advisory
                  affiliates     of    the    Manager);
                  Executive   Vice   President   (since
                  February   1997)   of   Massachusetts
                  Mutual Life  Insurance  Company  (the
                  Manager's    parent    company);    a
                  director  (since  June  1995)  of DLB
                  Acquisition  Corporation  (a  holding
                  company   that  owns  the  shares  of
                  David  L.  Babson &  Company,  Inc.);
                  formerly,   Chief  Operating  Officer
                  (September  2000-June  2001)  of  the
                  Manager;    President   and   trustee
                  (November  1999-November 2001) of MML
                  Series     Investment     Fund    and
                  MassMutual     Institutional    Funds
                  (open-end  investment  companies);  a
                  director    (September    1999-August
                  2000)   of   C.M.   Life    Insurance
                  Company;  President,  Chief Executive
                  Officer   and   director   (September
                  1999-August  2000)  of MML Bay  State
                  Life  Insurance  Company;  a director
                  (June   1989-June  1998)  of  Emerald
                  Isle  Bancorp  and  Hibernia  Savings
                  Bank (a  wholly-owned  subsidiary  of
                  Emerald  Isle  Bancorp).  Oversees 69
                  portfolios  in  the  OppenheimerFunds
                  complex.
---------------------------------------------------------------------------------

The address of the Officers in the chart below is as follows: for Messrs.
Molleur and Zack and Mses. Feld and Granger, 498 Seventh Avenue, New York, NY
10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives,
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Officers of the Fund

---------------------------------------------------------------------------------
Name, Address, Age,             Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund and
Length of Time Served
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Granger, Vice President   Vice President of the Manager (since October
and Portfolio Manager since     2000); an officer of 2 portfolios in the
Age:  41                        OppenheimerFunds complex; formerly a portfolio
                                manager at Fortis Advisors (July 1998-October
                                2000) prior to which she was portfolio manager
                                at General Motors Investment Management (July
                                1993-July 1998).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,                Senior  Vice  President  and  Treasurer   (since
Treasurer, Principal Financial  March  1999) of the  Manager;  Treasurer  (since
and Accounting Officer since    March  1999)  of  HarbourView  Asset  Management
1999                            Corporation,    Shareholder   Services,    Inc.,
Age: 43                         Oppenheimer Real Asset  Management  Corporation,
                                Shareholder     Financial    Services,     Inc.,
                                Oppenheimer  Partnership  Holdings,   Inc.,  OFI
                                Private  Investments,  Inc.  (since March 2000),
                                OppenheimerFunds    International    Ltd.    and
                                Oppenheimer  Millennium  Funds  plc  (since  May
                                2000) and OFI  Institutional  Asset  Management,
                                Inc.   (since   November  2000)  (offshore  fund
                                management   subsidiaries   of   the   Manager);
                                Treasurer  and Chief  Financial  Officer  (since
                                May 2000) of Oppenheimer  Trust Company (a trust
                                company  subsidiary of the  Manager);  Assistant
                                Treasurer  (since  March  1999)  of  Oppenheimer
                                Acquisition  Corp. and  OppenheimerFunds  Legacy
                                Program (since April 2000);  formerly  Principal
                                and Chief  Operating  Officer (March  1995-March
                                1999),   Bankers   Trust   Company-Mutual   Fund
                                Services  Division.  An officer of 85 portfolios
                                in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Vottiero,                Vice  President/Fund  Accounting  of the Manager
Assistant Treasurer since 2002  (since     March     2002;     formerly     Vice
Age: 39                         President/Corporate  Accounting  of the  Manager
                                (July  1999-March  2002)  prior  to which he was
                                Chief Financial  Officer at Sovlink  Corporation
                                (April   1996-June   1999).  An  officer  of  85
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connie Bechtolt,                Assistant Vice President of the Manager  (since
Assistant Treasurer since 2002  September 1998); formerly Manager/Fund
Age: 39                         Accounting (September 1994-September 1998) of
                                the Manager. An officer of 85 portfolios in the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack, Secretary       Senior Vice President (since May 1985) and
(since 2000)                    Acting General Counsel (since November 2001) of
Age: 53                         the Manager; Assistant Secretary of Shareholder
                                Services, Inc. (since May 1985), Shareholder
                                Financial Services, Inc. (since November 1989);
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since October
                                1997); an officer of other Oppenheimer funds.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip T. Masterson,            Vice President and Assistant Counsel of the
Assistant Secretary since 2002  Manager (since July 1998); formerly, an
Age: 38                         associate with Davis, Graham, & Stubbs LLP
                                (January 1997-June 1998). An officer of 85
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Denis R. Molleur, Assistant     Vice President and Senior Counsel of the
Secretary                       Manager (since July 1999); an officer of other
(since 2000)                    Oppenheimer funds; formerly a Vice President
Age: 44                         and Associate Counsel of the Manager (September
                                1995 - July 1999).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P. Feld, Assistant    Vice President and Senior Counsel of the
Secretary                       Manager (since July 1999); an officer of other
(since 2000)                    Oppenheimer funds; formerly a Vice President
Age: 43                         and Associate Counsel of the Manager (June 1990
                                - July 1999).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives, Assistant     Vice President and Assistant Counsel of the
Secretary                       Manager (since June 1998); an officer of other
(since October 2001)            Oppenheimer funds; formerly an Assistant Vice
Age: 36                         President and Assistant Counsel of the Manager
                                (August 1997 - June 1998); and Assistant
                                Counsel of the Manager (August 1994-August
                                1997).
---------------------------------------------------------------------------------

      |X|  Remuneration of Trustees.  The officers of the Fund and one Trustee of the Fund (Mr.  Murphy) who are affiliated  with the Manager  receive no salary or fee from the Fund. The remaining  Trustees of the Fund received the  compensation shown  below.  The  compensation  from the Fund was paid  during its fiscal  year ended  October 31, 2002.  The  compensation  from all of the Board I  Oppenheimer funds  represents  compensation  received as a  director,  trustee or member of a committee of the boards of those funds during the calendar year 2001.

 --------------------------------------------------------------------------------------
                         As of Fiscal Year Ended    As of December 31, 2001
                                10/31/02

 Trustee's Name
 and Other Positions
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------

                                                                      Total
                                                                      Compensation
                                                                      from all
                                                    Estimated Annual  Oppenheimer
                                     Retirement     Retirement        Funds For Which
                      Aggregate      Benefits       Benefits Paid at  Individual
                      Compensation   Accrued as     Retirement from   Serves as
                      From Fund1     Part           all Board I       Trustee/Director
                                     of Fund        Funds (33 Funds ) (33 Funds)2
                                     Expenses
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Leon Levy                      $845             $0          $133,352          $173,700
 Chairman
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Robert G. Galli 3              $514           $993           $55,678         $202,886
 Study Committee
 Member
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Phillip           A.           $267           $237           $10,256          $54,889
 Griffiths4

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Benjamin Lipstein              $730           $319          $115,270         $150,152
 Study Committee
 Chairman
 Audit Committee
 Member
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Joel W. Motley6                  $0                               $0               $0
                                     $0
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Elizabeth         B.           $514         $1,207           $57,086         $105,760
 Moynihan
 Study Committee
 Member
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Kenneth A. Randall             $472           $253           $74,471          $97,012
 Audit Committee
 Chairman
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Edward V. Regan                $467           $636           $46,313          $95,960
 Proxy Committee
 Chairman Audit
 Committee Member
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Russell S.                     $349           $704           $48,991          $71,792
 Reynolds, Jr.
 Proxy Committee
 Member
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Donald W. Spiro                $312           $291            $9,396          $64,080
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Clayton K. Yeutter 5           $349           $657           $36,372          $71,792
 Proxy Committee
 Member
 --------------------------------------------------------------------------------------

   1. Aggregate compensation from the Fund includes fees and deferred compensation, if any.
   2. Estimated annual retirement benefits paid at retirement is based on a straight life payment plan election. The amount for Mr. Galli includes
      $24,989 for serving as a trustee or director of 10 Oppenheimer funds that are not Board I Funds.
   3. Includes $97,126 for Mr. Galli for serving as trustee or director of 10
Oppenheimer funds that are not Board I Funds.
   4. Aggregate compensation from the Fund includes $267 deferred under
Deferred Compensation Plan described below.
   5. Aggregate compensation from the Fund includes $87 deferred under Deferred
Compensation Plan described below.
  6.  Elected to the Board on October  10, 2002 and  therefore  did not receive any compensation.

      |X| Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that  provides  for payments to retired  Trustees.  Payments are up to 80% of the average  compensation  paid during a Trustee's five years of service in which the highest  compensation  was  received.  A Trustee must serve as trustee for any of the  Board I Funds  for at  least  fifteen  (15)  years  to be  eligible  for the maximum  payment.  Each Trustee's  retirement  benefits will depend on the amount of the  Trustee's  future  compensation  and  length of  service.  Therefore  the amount of those  benefits  cannot be determined at this time, nor can we estimate the number of years of  credited  service  that will be used to  determine  those benefits.

      |X|  Deferred  Compensation  Plan for  Trustees.  The Board of Trustees has
adopted a Deferred  Compensation  Plan for  disinterested  trustees  that enables them to elect to defer  receipt of all or a portion  of the annual  fees they are entitled to receive from the Fund. Under the plan, the  compensation  deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount  had been invested in shares of one or more  Oppenheimer  funds  selected  by the  Trustee.
The amount paid to the Trustee under the plan will be  determined  based upon the performance of the selected funds.

      Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities  or net income per share.  The plan will not obligate the Fund to retain the  services  of any Trustee or to pay any  particular  level of  compensation  to any Trustee.  Pursuant to an Order issued by the  Securities and  Exchange  Commission,  the Fund may  invest  in the  funds  selected  by the
Trustee under the plan without  shareholder  approval for the limited  purpose of determining the value of the Trustee's deferred fee account.

      |X| Major  Shareholders.  As of  November  27,  2002,  the only  people who owned of record or was  known by the Fund to  beneficially  own 5% or more of any class of the  Fund's  outstanding  Class A,  Class B, Class C, Class N or Class Y shares were:

      Anthony Di Maria TR,  Attn:  Joseph  Lomangino,  TJH  Medical  Services  PC
      401k, 8906 135th Street,  Suite 7E,  Jamaica,  New York  11418-2834,  which owned  417,690.196  Class N  shares  (46.52%  of the  Class N  shares  then outstanding).

      Seeth Vivek TR, Attn: Joseph Lomangino, Jamaica Psychiatric Services PC
      401k, 8906 135th Street, Suite 7E, Jamaica, New York 11418-2834, which owned 64,082.969 Class N shares (7.13% of the Class N shares then outstanding).

      OppenheimerFunds  Capital  Accumulation  Plan, Attn:  MML037, 200 Clarendon
      Street,  16th  Floor,  Boston,   Massachusetts   02116-5021,   which  owned
      470,080.799   Class  Y  shares   (99.97%   of  the  Class  Y  shares   then
      outstanding).

The Manager.  The Manager is  wholly-owned  by Oppenheimer  Acquisition  Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of  Ethics.  The Fund,  the  Manager  and the  Distributor  have a
Code of Ethics.  It is designed to detect and prevent  improper  personal trading by certain employees,  including portfolio  managers,  that would compete with or take advantage of the Fund's  portfolio  transactions.  Covered  persons  include persons with knowledge of the investments  and investment  intentions of the Fund and  other  funds  advised  by the  Manager.  The  Code  of  Ethics  does  permit personnel  subject  to the Code to invest  in  securities,  including  securities that may be  purchased or held by the Fund,  subject to a number of  restrictions and  controls.  Compliance  with the Code of Ethics is  carefully  monitored  and enforced by the Manager.

      The Code of Ethics  is an  exhibit  to the  Fund's  registration  statement filed  with the  Securities  and  Exchange  Commission  and can be  reviewed  and copied at the SEC's  Public  Reference  Room in  Washington,  D.C. You can obtain information  about  the  hours  of  operation  of the  Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of  Ethics  can also be  viewed as part of the Fund's  registration  statement  on the SEC's  EDGAR  database at the
SEC's  Internet  website at  HTTP://WWW.SEC.GOV.  Copies may be  obtained,  after
                             ------------------
paying  a  duplicating  fee,  by  electronic  request  at  the  following  E-mail address:  PUBLICINFO@SEC.GOV.,  or by  writing  to  the  SEC's  Public  Reference
          -------------------
Section, Washington, D.C. 20549-0102.

      ? The  Investment  Advisory  Agreement.  The  Manager  provides  investment advisory  and  management  services  to the  Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager  selects  securities for the Fund's portfolio and handles its day-to-day  business.  The portfolio manager of the Fund is  employed  by the  Manager  and is the person  who is  principally responsible  for  the  day-to-day  management  of  the  Fund's  portfolio.  Other members of the Manager's  Equity  Portfolio  Team provide the  portfolio  manager with counsel and support in managing the Fund's portfolio.

      The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office  space,  facilities  and  equipment.  It also requires the
Manager to  provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration  for the Fund.
Those  responsibilities  include the  compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports,  and composition  of  proxy  materials  and  registration  statements  for  continuous public sale of shares of the Fund.

      The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement  lists examples of expenses paid by
the  Fund.   The  major   categories   relate  to  interest,   taxes,   brokerage
concessions,  fees to certain Trustees,  legal and audit expenses,  custodian and
transfer  agent   expenses,   share   issuance   costs,   certain   printing  and
registration costs and non-recurring  expenses,  including  litigation costs. The management  fees  paid by the Fund to the  Manager  are  calculated  at the rates described  in the  Prospectus,  which are  applied to the assets of the Fund as a whole.  The fees are  allocated  to each class of shares  based upon the relative proportion of the Fund's net assets represented by that class.

          --------------------------------------------------------------

          Fiscal   Year   ended         Management Fees Paid to
          10/31:                        OppenheimerFunds, Inc.
          --------------------------------------------------------------
          --------------------------------------------------------------
                  2000                        $1,462,714
          --------------------------------------------------------------
          --------------------------------------------------------------
                  2001                        $3,268,139
          --------------------------------------------------------------
          --------------------------------------------------------------
                  2002                        $1,473,898
          --------------------------------------------------------------

      The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance  of its duties or reckless  disregard of its obligations  and duties under the investment  advisory agreement,  the  Manager is not liable for any loss  resulting  from a good faith error or  omission  on its part  with  respect  to any of its  duties  under  the agreement.

      The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to  use  the  name  "Oppenheimer"  in connection  with other  investment  companies  for which it may act as investment
advisor  or  general  distributor.   If  the  Manager  shall  no  longer  act  as
investment  advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

        For the most recent renewal of the Fund's investment  advisory  agreement in December 2001,  the Board  considered,  with its counsel:  (i) the quality and extent  of  the  services  to be  provided  to the  Fund  by  the  Manager;  (ii)
the  depth of  organization,  expertise  and  experience  of the  Manager;  (iii)
the  financial  resources  of the  Manager;  (iv) the  ability of the  Manager to
retain  and  attract   qualified   personnel;   (v)  the  performance  of  assets
managed by the Manager in the Fund's  investment  style;  (vi)  benefits  derived by the  Manager  from  its  relationship  with the  Fund,  including  receipt  of tangible and intangible  research by allocating the Fund's  brokerage per section
28(e) of the Securities  Exchange Act of 1934;  and (vii) the overall  experience
and   reputation  of  the  Manager  in  providing  such  services  to  investment
companies.   In  addition,  the  Board  reviewed  and  discussed  the  terms  and conditions  of the  investment  advisory  agreement.  Based upon its review,  the
Board of  Trustees  concluded  that the terms of the Fund's  investment  advisory agreement  are  reasonable,  fair and in the best  interests  of the Fund and its shareholders,  and that  the  fees  provided  therein  are  fair  and  reasonable in light of the usual and  customary  charges  made by others for services of the same nature and quality.

|X|      Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment
Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
            Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the
            Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment  advisory  agreement is to arrange the portfolio transactions for the Fund. The advisory  agreement contains  provisions  relating
to  the   employment   of   broker-dealers   to  effect  the   Fund's   portfolio
transactions.  The Manager is  authorized  by the  advisory  agreement  to employ broker-dealers,  including  "affiliated"  brokers, as that term is defined in the
Investment  Company Act. The Manager may employ  broker-dealers  that the Manager thinks in its best judgment,  based on all relevant  factors,  will implement the policy of the Fund to obtain,  at  reasonable  expense,  the "best  execution" of the Fund's  portfolio  transactions.  "Best  execution" means prompt and reliable execution  at the most  favorable  price  obtainable.  The Manager  need not seek competitive  commission  bidding.  However,  it is  expected  to be  aware of the current  rates of eligible  brokers and to minimize the  commissions  paid to the extent  consistent  with the interests and policies of the Fund as established by its Board of Trustees.

      Under the  investment  advisory  agreement,  the Manager may select brokers
(other than affiliates) that provide  brokerage and/or research  services for the
Fund  and/or the other  accounts  over which the Manager or its  affiliates  have investment  discretion.  The commissions  paid to such brokers may be higher than another  qualified  broker  would  charge,  if the  Manager  makes  a good  faith determination  that the  commission  is fair and  reasonable  in  relation to the services  provided.  Subject to those  considerations,  as a factor in  selecting brokers for the Fund's  portfolio  transactions,  the  Manager may also  consider sales  of  shares  of the Fund and  other  investment  companies  for  which  the
Manager or an affiliate serves as investment advisor.

Brokerage  Practices  Followed by the Manager.  The Manager  allocates  brokerage for the Fund subject to the provisions of the investment  advisory  agreement and the procedures and rules  described  above.  Generally,  the Manager's  portfolio
traders  allocate  brokerage  based  upon   recommendations  from  the  Manager's
portfolio managers.  In certain instances,  portfolio managers may directly place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions  in  securities  other than those for which an exchange is the
primary  market  are  generally  done  with  principals  or  market  makers.   In
transactions  on  foreign  exchanges,  the  Fund  may be  required  to pay  fixed brokerage  concessions  and  therefore  would not have the benefit of  negotiated commissions  available in U.S. markets.  Brokerage commissions are paid primarily for  transactions  in  listed  securities  or  for  certain  fixed-income  agency transactions in the secondary market.  Otherwise  brokerage  commissions are paid only if it appears  likely that a better  price or  execution  can be obtained by doing so. In an option  transaction,  the Fund  ordinarily  uses the same  broker for the purchase or sale of the option and any  transaction  in the securities to which the option relates.

      Other funds  advised by the Manager  have  investment  policies  similar to those of the Fund.  Those  other funds may  purchase or sell the same  securities as the Fund at the same time as the Fund,  which  could  affect  the  supply  and price of the  securities.  If two or more funds  advised by the Manager  purchase the same security on the same day from the same dealer,  the  transactions  under those combined  orders are averaged as to price and allocated in accordance  with the purchase or sale orders actually placed for each account.

      Most  purchases  of debt  obligations  are  principal  transactions  at net prices.  Instead  of using a broker  for those  transactions,  the Fund  normally deals  directly with the selling or  purchasing  principal or market maker unless the  Manager  determines  that a better  price or  execution  can be  obtained by
using  the  services  of  a  broker.   Purchases  of  portfolio  securities  from
underwriters  include  a  commission  or  concession  paid by the  issuer  to the underwriter.  Purchases  from dealers  include a spread between the bid and asked prices.  The Fund seeks to obtain  prompt  execution  of these orders at the most favorable net price.

      The  investment   advisory   agreement  permits  the  Manager  to  allocate
brokerage for research  services.  The research services provided by a particular broker  may be  useful  only  to one or  more  of the  advisory  accounts  of the
Manager  and  its   affiliates.   The  investment   research   received  for  the
commissions  of those  other  accounts  may be useful both to the Fund and one or more of the  Manager's  other  accounts.  Investment  research may be supplied to the Manager by a third party at the  instance of a broker  through  which  trades are placed.

      Investment   research   services   include   information  and  analysis  on
particular  companies  and  industries  as well as market or economic  trends and portfolio  strategy,  market  quotations for portfolio  evaluations,  information systems,  computer  hardware  and similar  products and  services.  If a research
service  also  assists  the  Manager  in  a   non-research   capacity   (such  as
bookkeeping  or other  administrative  functions),  then only the  percentage  or
component   that   provides   assistance   to  the  Manager  in  the   investment
decision-making process may be paid in commission dollars.

      The Board of  Trustees  permits the  Manager to use stated  commissions  on
secondary   fixed-income   agency  trades  to  obtain   research  if  the  broker
represents  to the Manager  that:  (i) the trade is not from or for the  broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and  (iii)  the  trade  is  not  a  riskless  principal transaction.  The Board of Trustees  permits the  Manager to use  commissions  on fixed-price  offerings  to obtain  research,  in the same manner as is  permitted for agency transactions.

      The  research   services   provided  by  brokers  broadens  the  scope  and
supplements  the research  activities  of the  Manager.  That  research  provides additional  views and  comparisons  for  consideration,  and helps the Manager to obtain market  information  for the valuation of securities  that are either held in the  Fund's  portfolio  or are being  considered  for  purchase.  The  Manager provides  information  to  the  Board  about  the  commissions  paid  to  brokers furnishing  such services,  together with the Manager's  representation  that the amount of such  commissions  was  reasonably  related  to the value or benefit of such services.

            -------------------------------------------------------------

               Fiscal Year Ended    Total Brokerage Commissions Paid by
                    10/31:                       the Fund1
            -------------------------------------------------------------
            -------------------------------------------------------------
                     2000                         $78,7772
            -------------------------------------------------------------
            -------------------------------------------------------------
                     2001                        $252,1563
            -------------------------------------------------------------
            -------------------------------------------------------------
                     2002                        $876,4944
            -------------------------------------------------------------
1.    Amounts do not include  spreads or  commissions  on principal  transactions on a net trade basis.
2.    In the fiscal year ended  10/31/00,  the amount of  transactions to brokers for research  services was $45,235,988 and the amount of the commissions  paid to broker-dealers for those services was $37,490.
3.    In the fiscal year ended  10/31/01,  the amount of  transactions to brokers for research  services was $52,344,202 and the amount of the commissions  paid to broker-dealers for those services was $100,098.
4.    In the fiscal year ended  10/31/02,  the amount of  transactions to brokers for research  services was $40,754,056 and the amount of the commissions  paid to broker-dealers for those services was $85,463.

Distribution and Service Plans

      The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased  such shares prior to March 1, 2001  ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to  Recipients in advance for the first year  after the  shares  are  purchased.  During  the first  year the  shares are sold, the Distributor  retains the service fee to reimburse  itself for the costs of  distributing  the shares.  After the first year shares are  outstanding,  the
Distributor  makes  service  fee  payments  to  Recipients   quarterly  on  those
shares.  The  advance  payment  is based on the net asset  value of shares  sold.
Shares  purchased  by  exchange  do not  qualify  for  the  advance  service  fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed  during  the first year  after  their  purchase,  the  Recipient  of the service fees on those shares will be  obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

            The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

              -----------------------------------------------------

                               Aggregate       Class A Front-End
              Fiscal Year   Front-End Sales      Sales Charges
              Ended 10/31: Charges on Class       Retained by
                               A Shares          Distributor1
              -----------------------------------------------------
              -----------------------------------------------------
                  2000        $5,488,223           $674,370
              -----------------------------------------------------
              -----------------------------------------------------
                  2001        $1,532,470           $424,394
              -----------------------------------------------------
              -----------------------------------------------------
                  2002         $421,227            $151,752
              -----------------------------------------------------
1.    Includes  amounts  retained by a  broker-dealer  that is an  affiliate or a parent of the Distributor.

 ------------------------------------------------------------------------------

                  Concessions   Concessions on   Concessions   Concessions on
   Fiscal Year     on Class A   Class B Shares   on Class C    Class N Shares
  Ended 10/31:       Shares       Advanced by      Shares       Advanced by
                  Advanced by    Distributor1    Advanced by    Distributor1
                  Distributor1                  Distributor1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
      2000          $97,505       $6,637,607      $ 403,220         N/A
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
      2001          $74,117       $2,075,174      $209,534        $20,8892
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
      2002          $18,721        $497,004        $42,256        $11,625
 ------------------------------------------------------------------------------
1.    The Distributor  advances  concession payments to dealers for certain sales of Class A shares  and for  sales  of Class B,  Class C and  Class N shares from its own resources at the time of sale.
2.    The inception date of Class N shares was March 1, 2001.

--------------------------------------------------------------------------------------

                 Class A            Class B           Class C            Class N
  Fiscal        Contingent        Contingent         Contingent        Contingent
Year Ended    Deferred Sales    Deferred Sales     Deferred Sales    Deferred Sales
   10/31     Charges Retained  Charges Retained   Charges Retained  Charges Retained
              by Distributor    by Distributor     by Distributor    by Distributor
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
   2000            None             $90,379            $7,275              N/A
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
   2001           $7,448           $449,939           $38,358              $9
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
   2002           $5,146           $264,697            $5,747             $780
--------------------------------------------------------------------------------------

Distribution  and Service Plans.  The Fund has adopted a Service Plan for Class A shares  and  Distribution  and  Service  Plans for  Class B,  Class C and Class N
shares  under Rule 12b-1 of the  Investment  Company  Act.  Under those plans the
Fund  pays  the  Distributor  for  all or a  portion  of its  costs  incurred  in
connection  with  the  distribution   and/or  servicing  of  the  shares  of  the
particular  class.  Each  plan  has  been  approved  by a vote  of the  Board  of
Trustees, including a majority of the Independent Trustees1,  cast in  person  at a meeting called for the purpose of voting on that plan.

      Each  plan has also  been  approved  by the  holders  of a  "majority"  (as defined in the  Investment  Company Act) of the shares of the  applicable  class.
The  shareholder  votes  for the  plans  were  cast by the  Manager  as the  sole initial holder of each class of shares of the Fund.

      Under the plans,  the  Manager  and the  Distributor  may make  payments to affiliates  and, in their sole  discretion,  from time to time, may use their own resources  (at no direct cost to the Fund) to make  payments to brokers,  dealers or other financial  institutions  for distribution  and  administrative  services they  perform.  The Manager may use its profits from the advisory fee it receives from the Fund.  In their sole  discretion,  the  Distributor  and the Manager may increase or decrease  the amount of payments  they make from their own  resources to plan recipients.

      Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year  but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve  its  continuance.
Approval  must be by a vote cast in person at a meeting  called  for the  purpose of voting on  continuing  the plan. A plan may be  terminated  at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

      The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material  amendments  to a plan. An amendment to increase  materially  the amount of  payments  to be made under a plan must be  approved  by  shareholders  of the
class   affected  by  the   amendment.   Because  Class  B  shares  of  the  Fund
automatically  convert  into Class A shares  after six (6)  years,  the Fund must obtain  the  approval  of both  Class A and Class B  shareholders  for a proposed material  amendment to the Class A Plan that would materially  increase  payments under  the  Plan.  That  approval  must be by a  "majority"  (as  defined  in the
Investment  Company  Act) of the  shares  of each  Class,  voting  separately  by class.

      While the Plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at  least quarterly  for its review.  The Reports  shall  detail the amount of all payments made  under a plan and the  purpose  for  which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect,  the selection and  nomination of those  Trustees  of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the  Independent  Trustees.  This does not prevent the  involvement  of others in the  selection and  nomination  process as long as the final  decision as to  selection or  nomination  is approved by a majority of the Independent Trustees.

      Under the plans for a class,  no payment  will be made to any  recipient in any  quarter in which the  aggregate  net asset  value of all Fund shares of that class  held by the  recipient  for  itself  and its  customers  does not exceed a minimum  amount,  if any,  that may be set from time to time by a majority of the
Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently  uses the fees it receives  from the Fund to pay  brokers, dealers and other financial  institutions  (they are referred to as "recipients")
for personal  services and account  maintenance  services  they provide for their
customers  who  hold  Class  A  shares.  The  services  include,   among  others,
answering  customer  inquiries  about the Fund,  assisting  in  establishing  and maintaining  accounts in the Fund,  making the Fund's  investment plans available and  providing  other  services  at the  request of the Fund or the  Distributor.
While the plan  permits the Board to  authorize  payments to the  Distributor  to reimburse  itself  for  services  under the plan,  the Board has not yet done so, except in the case of the special  arrangement  described  below. The Distributor makes  payments  to plan  recipients  quarterly  at an annual  rate not to exceed
0.25% of the average  annual net assets  consisting of Class A shares held in the accounts of the recipients or their customers.

      With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased  such shares prior to March 1, 2001  ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to  Recipients in advance for the first year  after the  shares  are  purchased.  During  the first  year the  shares are sold, the Distributor  retains the service fee to reimburse  itself for the costs of  distributing  the shares.  After the first year shares are  outstanding,  the
Distributor  makes  service  fee  payments  to  Recipients   quarterly  on  those
shares.  The  advance  payment  is based on the net asset  value of shares  sold.
Shares  purchased  by  exchange  do not  qualify  for  the  advance  service  fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed  during  the first year  after  their  purchase,  the  Recipient  of the service fees on those shares will be  obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

    For the fiscal year ended October 31, 2002,  payments  under the Class A plan totaled  $168,548,  of which  $5,146 was  retained by the  Distributor  under the arrangement  described  above,  and included  $11,496 paid to an affiliate of the
Distributor's  parent company.  Any unreimbursed  expenses the Distributor incurs with  respect  to Class A shares  in any  fiscal  year  cannot  be  recovered  in subsequent  years.  The  Distributor  may not use  payments  received the Class A
Plan to pay any of its interest  expenses,  carrying charges,  or other financial costs, or allocation of overhead.

      |X| Class B,  Class C and  Class N  Service  and  Distribution  Plan  Fees.
Under the Class B and Class C plans,  service  fees and  distribution  fees,  and with  respect to the Class N plan,  the  distribution  fees,  are computed on the average of the net asset value of shares in the respective  class,  determined as of the close of each regular  business day during the period.  The Class B, Class
C and Class N plans  provide  for the  Distributor  to be  compensated  at a flat rate, whether the Distributor's  distribution  expenses are more or less than the amounts  paid by the Fund under the plans  during the period for which the fee is paid. The types of services that  recipients  provide are similar to the services provided under the Class A service plan, described above.

      The Class B,  Class C and Class N plans  permit the  Distributor  to retain both the  asset-based  sales  charges and the service  fees or to pay  recipients the service fee on a quarterly basis,  without payment in advance.  However,  the
Distributor  currently  intends to pay the service fee to  recipients  in advance for the first year after the shares are  purchased.  After the first year  shares are outstanding,  the Distributor  makes service fee payments  quarterly on those shares under the Class B and Class C plans.  The advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the  advance  service  fee  payment.  If Class B,  Class C or Class N shares  are redeemed  during  the first year  after  their  purchase,  the  recipient  of the service fees on those shares will be  obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor  retains the asset-based  sales charge on Class B and Class
N  shares.  The  Distributor  retains  the  asset-based  sales  charge on Class C
shares  during  the  first  year  the  shares  are   outstanding.   It  pays  the
asset-based  sales charge as an ongoing  concession  to the  recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement with the  Distributor,  the  Distributor  will  pay the  Class  B,  Class C or Class N service fee and the asset-based  sales charge to the dealer  quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The  asset-based  sales  charges  on  Class B,  Class C and  Class N shares allow  investors to buy shares  without a front-end  sales charge while  allowing the Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales  charges  to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The  payments are made to the
Distributor in recognition that the Distributor:
o     pays sales  concessions  to  authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment  of  sales  concessions  and/or  the  advance  of the service fee payment to recipients  under the plans,  or may provide such
         financing   from  its  own   resources  or  from  the  resources  of  an
         affiliate,
o     employs  personnel to support  distribution of Class B, Class C and Class N shares,
o     bears the costs of sales  literature,  advertising and prospectuses  (other than those  furnished  to  current  shareholders)  and state  "blue sky"
         registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B, Class
         C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the  payments it receives  form the  contingent  deferred sales  charges  collected  on redeemed  shares and from the Fund under the plans.
If the Class B, Class C or Class N plan is terminated  by the Fund,  the Board of
Trustees  may  allow  the Fund to  continue  payments  of the  asset-based  sales
charge  to  the  Distributor  for   distributing   shares  before  the  plan  was
terminated.

-------------------------------------------------------------------------------
 Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                Distributor's   Distributor's
                                                  Aggregate      Unreimbursed
                     Total         Amount       Unreimbursed    Expenses as %
                   Payments     Retained by       Expenses      of Net Assets
     Class        Under Plan1   Distributor      Under Plan        of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan       $581,342       $475,951       $8,768,947         23.82%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $178,249       $51,283         $761,371          5.38%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan        $7,735         $7,026          $45,383          2.86%
-------------------------------------------------------------------------------
1.    Includes  amounts  paid  to  an  affiliate  of  the  Distributor's   parent
   company:  $11,496  (Class  A),  $6,237  (Class  B)  $4,805  (Class  C)  and $1
   (Class N).

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the  National  Association  of
Securities  Dealers,  Inc. on payments of  asset-based  sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a  variety  of terms to illustrate  its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual  total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation  of how total returns  are  calculated  is set forth  below.  For  periods of less than one (1)
year, the Fund may quote its performance on a  non-annualized  basis.  The charts below show the Fund's  performance  as of the Fund's most  fiscal  year end.  You can obtain current  performance  information by calling the Fund's Transfer Agent at  1.800.225.5677  or by  visiting  the  OppenheimerFunds  Internet  website  at
HTTP://WWW.OPPENHEIMERFUNDS.COM.
-------------------------------

      The Fund's  illustrations  of its performance data in  advertisements  must comply  with  rules  of the  Securities  and  Exchange  Commission.  Those  rules describe  the  types  of  performance  data  that may be used and how it is to be calculated.  In general,  any  advertisement  by the Fund of its performance data must  include the  average  annual  total  returns  for the  advertised  class of shares  of the Fund.  Those  returns  must be shown  for the 1-,  5- and  10-year periods  (or the life of the  class,  if  less)  ending  as of the most  recently ended  calendar  quarter prior to the  publication of the  advertisement  (or its submission for publication).

      Use  of  standardized  performance  calculations  enables  an  investor  to compare the Fund's  performance  to the  performance  of other funds for the same periods.  However,  a number of factors  should be  considered  before  using the
Fund's performance information as a basis for comparison with other investments:

      |_| Total returns  measure the  performance  of a  hypothetical  account in the  Fund  over  various  periods  and  do  not  show  the  performance  of  each shareholder's  account.  Your  account's  performance  will  vary  from the model performance  data if your  dividends  are  received  in cash,  or you buy or sell shares  during the period,  or you bought  your  shares at a  different  time and price than the shares used in the model.
      |_| The Fund's  performance  returns do not  reflect the effect of taxes on dividends and capital gains distributions.
      |_| An  investment  in the Fund is not  insured  by the  FDIC or any  other government agency.
      |_| The  principal  value of the Fund's  shares and total  returns  are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an  investor's  shares  are  redeemed,  they may be worth  more or less than their original cost.
      |_|  Total  returns  for  any  given  past  period   represent   historical
performance  information and are not, and should not be considered,  a prediction of future returns.

      The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be  different.  That is because of the different  kinds of expenses  each class bears.  The total returns of each class of shares of the Fund are  affected  by market  conditions,  the quality of
the  Fund's  investments,   the  maturity  of  debt  investments,  the  types  of
investments  the Fund holds,  and its  operating  expenses  that are allocated to the particular class.

      |X|  Total  Return  Information.   There  are  different  types  of  "total
returns" to measure the Fund's  performance.  Total return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming that all dividends and capital gains  distributions  are  reinvested in additional  shares and  that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in  expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative  total return measures the change in value  over the  entire  period  (for  example,  ten (10)  years).  An average annual  total  return  shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire period.  However, average  annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations  for its total returns as prescribed by the
SEC. The methodology is discussed below.

            In  calculating  total  returns  for  Class  A  shares,  the  current maximum  sales  charge  of 5.75%  (as a  percentage  of the  offering  price)  is deducted  from the initial  investment  ("P") (unless the return is shown without
sales  charge,  as  described  below).  For  Class  B  shares,   payment  of  the
applicable  contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5% in the first year,  4% in the second year,  3%
in the third and fourth  years,  2% in the fifth  year,  1% in the sixth year and none thereafter.  For Class C shares, the 1% contingent  deferred sales charge is deducted  for  returns  for the  one-year  period.  For  Class N  shares,  the 1%
contingent  deferred  sales  charge is  deducted  for  returns  for the  one-year period.  Class N total  returns may also be  calculated  for the periods prior to
3/1/01  (the  inception  date for Class N shares),  based on the  Fund's  Class A returns,  adjusted  to reflect the higher  Class N 12b-1 fees.  There is no sales charge on Class Y shares.

            |_| Average  Annual Total Return.  The "average  annual total return"
of each class is an average annual  compounded  rate of return for each year in a specified  number  of  years.  It is the rate of  return  based on the  change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the  formula) to achieve an Ending  Redeemable
Value  ("ERV" in the  formula) of that  investment,  according  to the  following formula:

---------------------------------------------------------------------------------
                                [OBJECT OMITTED]
---------------------------------------------------------------------------------
|_|      Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula)
of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n"
in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

 ---------------------------------------------------------------------------
   Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                       For the Periods Ended 10/31/02
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
                                   1-Year                  5-Year

 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 --------------------------        -51.13%                 -50.35%
       After Taxes on
       Distributions
 ---------------------------------------------------------------------------
 ---------------------------------------------------------------------------
 After Taxes on                       -31.14%              -35.06%
 Distributions and
 Redemption of Fund Shares
 ---------------------------------------------------------------------------
  1. Inception of Class A shares: 4/25/00
---------------------------------------------------------------------------------

      |_| Cumulative  Total Return.  The  "cumulative  total return"  calculation measures  the  change in value of a  hypothetical  investment  of $1,000  over an entire  period  of  years.  Its  calculation  uses  some of the same  factors  as average  annual  total  return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

---------------------------------------------------------------------------------
                                [OBJECT OMITTED]
---------------------------------------------------------------------------------
      |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a  cumulative  or an  average  annual  total  return  "at net asset  value"
(without  deducting  sales  charges)  for  Class A,  Class B,  Class C or Class N shares.  There  is no  sales  charge  on  Class Y  shares.  Each is  based on the difference  in net  asset  value per  share at the  beginning  and the end of the
period  for  a  hypothetical   investment  in  that  class  of  shares   (without
considering  front-end  or  contingent  deferred  sales  charges)  and takes into consideration the reinvestment of dividends and capital gains distributions.

                                      B-15

--------------------------------------------------------------------------------------

               The Fund's Total Returns for the Periods Ended 10/31/02
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
         Cumulative Total                   Average Annual Total Returns
Class    Returns (10 years or
of       Life of Class)
Shares
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                       5-Year            10-Year
                                    1-Year       (or life-of-class)        (or
                                                                     life-of-class)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
         After       Without   After   Without   After    Without   After    Without
         Sales        Sales    Sales   Sales     Sales    Sales     Sales    Sales
         Charge      Charge    Charge   Charge    Charge  Charge     Charge   Charge
           (MOP)      (NAV)     (MOP)    (NAV)    (MOP)     (NAV)    (MOP)       (NAV)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Class A  -82.83%1   -81.78%1   -51.13%  -48.15%  -50.34%1 -49.16%1    N/A      N/A
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Class B  -82.64%1   -82.10%1   -51.14%  -48.56%  -50.13%1 -49.52%1    N/A      N/A
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Class C             -82.10%1   -49.08%  -48.56%  -49.52%1 -49.52%1    N/A      N/A
         -82.10%1
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Class N             -72.53%2   -48.80%  -48.29%  -53.94%2 -53.94%2    N/A      N/A
         -72.53%2
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Class Y             -81.46%1   -47.89%  -47.89%  -48.81%1 -48.81%1    N/A      N/A
         -81.46%1
--------------------------------------------------------------------------------------

1. Inception of Class A, Class B, Class C, and Class Y: 4/25/00.
2. Inception of Class N: 3/01/01

Other  Performance  Comparisons.  The Fund compares its  performance  annually to that of an  appropriate  market index in its Annual Report to  shareholders.  You can obtain that  information  by contacting  the Transfer  Agent at the addresses or  telephone  numbers  shown  on the  cover  of  this  Statement  of  Additional
Information.  The  Fund  may  also  compare  its  performance  to that  of  other investments,  including  other mutual funds,  or use rankings of its  performance by independent  ranking entities.  Examples of these performance  comparisons are set forth below.

      |X| Lipper  Rankings.  From time to time the Fund may  publish  the ranking of the performance of its classes of shares by Lipper,  Inc.  ("Lipper").  Lipper is  a  widely-recognized  independent  mutual  fund  monitoring  service.  Lipper monitors the performance of regulated investment  companies,  including the Fund,
and  ranks  their   performance  for  various  periods  in  categories  based  on investment  styles.  The Lipper  performance  rankings are based on total returns
that  include  the  reinvestment  of  capital  gain   distributions   and  income
dividends  but do not take  sales  charges or taxes  into  consideration.  Lipper also publishes  "peer-group"  indices of the performance of all mutual funds in a category  that it  monitors  and  averages  of the  performance  of the  funds in particular categories.

      |X|  Morningstar  Ratings.  From time to time the Fund may publish the star
rating  and/or   ranking  of  the   performance  of  its  classes  of  shares  by
Morningstar,   Inc.  ("Morningstar"),   an  independent  mutual  fund  monitoring
service.  Morningstar rates mutual funds in their specialized  market sector. The
Fund is rated among specialty technology funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
Rating metrics.

      The Fund may also compare its total  return  ranking to that of other funds in its  Morningstar  category,  in  addition  to its star  ratings.  Those  total return rankings are  percentages  from one percent to one hundred percent and are not risk adjusted.  For example, if a fund is in the 94th percentile,  that means that 94% of the funds in the same category performed better than it did.

      |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements  and sales literature  performance  information about the Fund cited in newspapers and other  periodicals  such  as  The  New  York  Times,  The  Wall  Street  Journal,
Barron's,  or similar  publications.  That  information  may include  performance
quotations   from  other  sources,   including   Lipper  and   Morningstar.   The
performance  of the Fund's classes of shares may be compared in  publications  to the  performance of various market  indices or other  investments,  and averages, performance  rankings  or other  benchmarks  prepared by  recognized  mutual fund statistical services.

      Investors  may  also  wish to  compare  the  returns  on the  Fund's  share classes  to the  return on  fixed-income  investments  available  from  banks and
thrift   institutions.   Those   include   certificates   of  deposit,   ordinary
interest-paying  checking  and  savings  accounts,  and  other  forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.
However,  the Fund's  returns  and share price are not  guaranteed  or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank  depository obligations  may be insured by the FDIC and may  provide  fixed  rates of return.
Repayment of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

      From  time to  time,  the Fund  may  publish  rankings  or  ratings  of the
Manager or  Transfer  Agent,  and of the  investor  services  provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the
Oppenheimer  funds  themselves.  Those  ratings or  rankings of  shareholder  and investor  services by third parties may include  comparisons of their services to those  provided by other mutual fund  families  selected by the rating or ranking services.  They may be based upon the  opinions of the rating or ranking  service itself,  using its  research or  judgment,  or based upon  surveys of  investors, brokers, shareholders or others.

      From  time to time the Fund may  include  in its  advertisements  and sales literature  the total return  performance of a  hypothetical  investment  account that  includes  shares  of the fund and other  Oppenheimer  funds.  The  combined account may be part of an  illustration of an asset  allocation  model or similar presentation.  The account  performance  may combine total return  performance of the fund and the total return  performance  of other  Oppenheimer  funds included in the account.  Additionally,  from time to time, the Fund's  advertisements and
sales  literature  may  include,   for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general  or  specific  market and economic conditions. That may include, for example,
o     information  about the  performance  of certain  securities or  commodities markets or segments of those markets,
o     information   about  the   performance   of  the  economies  of  particular
   countries or regions,
o     the earnings of companies  included in segments of  particular  industries, sectors, securities markets, countries or regions,
o     the   availability  of  different  types  of  securities  or  offerings  of securities,
o     information  relating to the gross  national or gross  domestic  product of the United States or other countries or regions,
o     comparisons   of  various   market   sectors  or  indices  to   demonstrate
   performance, risk, or other characteristics of the Fund.

ABOUT your account

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How to Buy Shares
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Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
                ---
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock
Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the
            Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and
Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.  Letters of Intent do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow.  Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.  If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype  401(k)
plans under a Letter of Intent.  If the intended  purchase  amount under a Letter of  Intent  entered  into by an  OppenheimerFunds  prototype  401(k)  plan is not purchased  by the plan by the end of the Letter of Intent  period,  there will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.  If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
            (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.
Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your application.  Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.  OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer
Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the
Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the
Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B, Class
C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class
B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of
Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B to this Statement of
            Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or
            Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any
            IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the Fund's assets and are  not paid directly by shareholders.  However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
      Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September.  This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM or
                                                  ------------------------
call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are determined as of the close of business of
The New York Stock Exchange ("the Exchange") on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X|   Securities Valuation.  The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked"
               prices on the valuation date or, if not,  at the closing "bid"
               price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the
Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order.  The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class
C, Class N, or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the
Board may fix.  The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent.  Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class
A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this
Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor.  When adopted, any amendments will automatically apply to existing
Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional
Information.

Automatic  Withdrawal  Plans.  Fund shares will be redeemed as  necessary to meet withdrawal  payments.  Shares  acquired  without a sales  charge will be redeemed
first.   Shares   acquired   with   reinvested   dividends   and  capital   gains
distributions  will be redeemed  next,  followed by shares  acquired with a sales charge,  to the extent  necessary to make  withdrawal  payments.  Depending  upon the amount  withdrawn,  the investor's  principal may be depleted.  Payments made under  these  plans  should  not be  considered  as a  yield  or  income  on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer
Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund.
In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the
Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Limited Term New York Municipal
                                              Fund
      Oppenheimer New York Municipal Fund     Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Champion Income Fund        Oppenheimer New York Municipal Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Quest Global Value
                                              Fund, Inc.
      Oppenheimer Gold & Special Minerals     Oppenheimer Rochester National
      Fund                                    Municipals
      Oppenheimer International Bond Fund     Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer International Growth Fund   Oppenheimer Small Cap Value Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and
      Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other
      Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer
      Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the
Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating
Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in that exchange will be subject to the Class A
Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing  Exchange  Requests.  Shares  to be  exchanged  are  redeemed  on  the regular  business day the Transfer Agent  receives an exchange  request in proper form (the  "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such  purchases may be delayed by either fund up to five  business days if it  determines  that it would be  disadvantaged by an  immediate  transfer of the  redemption  proceeds.  The Fund  reserves  the right, in its discretion,  to refuse any exchange  request that may  disadvantage
it. For  example,  if the receipt of  multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class
Y shares. That is because of the effect of the asset-based sales charge on
Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of Fund shares represented by
checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the
Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the
Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code,
by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation   of   Fund   Distributions.    The   Fund   anticipates    distributing
substantially  all of its  investment  company  taxable  income for each  taxable year.  Those  distributions  will be taxable to  shareholders  as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below.
Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the
Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification
                                            -------
number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient"
(such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

Tax Effects of Redemptions of Shares.  If a shareholder  redeems all or a portion of  his/her  shares,  the  shareholder  will  recognize  a gain  or  loss  on the redeemed  shares in an amount  equal to the  difference  between the  proceeds of the  redeemed  shares and the  shareholder's  adjusted  tax basis in the  shares.
All or a portion of any loss  recognized  in that manner may be disallowed if the shareholder  purchases  other  shares of the Fund  within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the
Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual fund are not considered
"effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected
                                                     ---
with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29%
for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the
Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services.  They also act as auditors for certain other funds advised by the
Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Emerging Technologies Fund:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Emerging Technologies Fund, including the statement of investments,
 as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from April 25, 2000 (inception of offering) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility
 is to express an opinion on these financial statements and financial highlights
 based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan
 and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting
 the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing
 procedures where replies from brokers were not received. An audit also includes
 assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Emerging Technologies Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each
 of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from April 25,
 2000 (inception of offering) to October 31, 2000, in conformity with accounting
 principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 November 21, 2002

STATEMENT OF INVESTMENTS  Continued

                                                                    Market
Value
                                                          Shares      See
Note 1
--------------------------------------------------------------------------------
 IT Consulting & Services Continued
 Cognizant Technology
 Solutions Corp. 1                                        11,000     $
727,870

-----------

1,762,870

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--25.1%
 Atmel Corp. 1                                           243,900
407,313
--------------------------------------------------------------------------------
 ChipPAC, Inc. 1                                         476,900
1,264,262
--------------------------------------------------------------------------------
 Cree, Inc. 1                                            133,000
2,294,250
--------------------------------------------------------------------------------
 Integrated Circuit
 Systems, Inc. 1                                          85,000
1,737,400
--------------------------------------------------------------------------------
 Linear Technology
 Corp                                                     50,000
1,382,000
--------------------------------------------------------------------------------
 Microchip
 Technology, Inc. 1                                       41,700
1,017,480
--------------------------------------------------------------------------------
 Micron
 Technology, Inc. 1                                      107,800
1,724,800
--------------------------------------------------------------------------------
 Novellus
 Systems, Inc. 1                                          20,000
632,000
--------------------------------------------------------------------------------
 O2Micro
 International Ltd. 1                                    225,000
1,930,275
--------------------------------------------------------------------------------
 QLogic Corp. 1                                           56,300
1,959,803
--------------------------------------------------------------------------------
 RF Micro
 Devices, Inc. 1                                         160,000
1,358,240
--------------------------------------------------------------------------------
 Silicon Image, Inc. 1                                   132,300
592,704
--------------------------------------------------------------------------------
 Silicon
 Laboratories, Inc. 1                                     59,000
1,256,110
--------------------------------------------------------------------------------
 Skyworks
 Solutions, Inc. 1                                       361,500
2,566,650
--------------------------------------------------------------------------------
 Taiwan
 Semiconductor
 Manufacturing
 Co. Ltd., ADR                                            60,000
469,200
--------------------------------------------------------------------------------
 Texas
 Instruments, Inc.                                        73,900
1,172,054
--------------------------------------------------------------------------------
 Zoran Corp. 1                                           186,500
2,795,635

-----------

24,560,176

--------------------------------------------------------------------------------
 Software--15.6%
 Citrix Systems, Inc. 1                                  130,000
981,500
--------------------------------------------------------------------------------
 Intuit, Inc. 1                                           37,200
1,931,424
--------------------------------------------------------------------------------
 Mercury
 Interactive Corp. 1                                      81,500
2,149,155
--------------------------------------------------------------------------------
 Microsoft Corp. 1                                        67,900
3,630,613
--------------------------------------------------------------------------------
 NetIQ Corp. 1                                           146,900
2,072,759
--------------------------------------------------------------------------------
 Network
 Associates, Inc. 1                                      134,200
2,132,438

                                                                    Market
Value
                                                          Shares      See
Note 1
--------------------------------------------------------------------------------
 Software Continued
 Precise Software
 Solutions Ltd. 1                                         70,000     $
812,000
--------------------------------------------------------------------------------
 Symantec Corp. 1                                         37,200
1,488,000

-----------

15,197,889

-----------
 Total Common Stocks
 (Cost $104,723,400)
93,052,784

--------------------------------------------------------------------------------
 Preferred Stocks--0.2%

 Axsun Technologies,
 Inc., Cv., Series C 1,2,3                               685,519
172,751
--------------------------------------------------------------------------------
 Blaze Network
 Products, Inc.,
 8% Cv., Series D 1,2,3                                  166,836
--
--------------------------------------------------------------------------------
 BroadBand Office,
 Inc., Cv., Series C 1,2                                  52,909
--
--------------------------------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc.:
 Cv., Series D 1,2                                       463,822
--
 Cv., Series Z 1,2                                        37,491
--
--------------------------------------------------------------------------------
 fusionOne, Inc.,
 8% Non-Cum
 Cv., Series D 1,2                                       264,186
6,261
--------------------------------------------------------------------------------
 MicroPhotonix
 Integration Corp.,
 Cv., Series C 1,2,3                                     316,691
--
--------------------------------------------------------------------------------
 Multiplex, Inc.,
 Cv., Series C 1,2                                       387,138
57,064
--------------------------------------------------------------------------------
 Questia Media,
 Inc., Cv., Series B 1,2                                 258,859
1,217

-----------
 Total Preferred
 Stocks (Cost $23,351,600)
237,293

                                                       Principal
                                                          Amount
--------------------------------------------------------------------------------
 Joint Repurchase Agreement--10.4%

 Undivided interest of 1.68% in joint repurchase
 agreement (Market Value $601,049,000) with
 PaineWebber, Inc., 1.88%, dated 10/31/02, to be
 repurchased at $10,105,519 on 11/1/02, collateralized
 by Federal National Mortgage Assn., 7%, 7/1/32,
 with a value of $613,536,486
 (Cost $10,105,000)                                  $10,105,000
10,105,000

--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $138,180,000)                                       106.0%
103,395,077
--------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                            (6.0)
(5,820,395)

---------------------
 Net Assets                                                100.0%
$97,574,682

=====================

14 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

 Footnotes to Statement of Investments
 1. Non-income producing security.
 2. Identifies issues considered to be illiquid or restricted--See Note 5 of
 Notes to Financial Statements.
 3. Affiliated company. Represents ownership of
 at least 5% of the voting securities of the issuer, and is or was an affiliate,
 as defined in the Investment Company Act of 1940, at or during the period ended
 October 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 2002 amounts to $172,751.
 Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares      Gross       Gross
Shares    Unrealized
                           October 31, 2001  Additions  Reductions  October
31, 2002  Depreciation
--------------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 ApplianceWare
 Holding Corp., Cv., Series B       524,781         --
524,781                --    $       --
 Axsun Technologies,
 Inc., Cv., Series C                685,519         --          --
685,519     7,827,256
 Blaze Network
 Products, Inc., 8% Cv., Series D   166,836         --          --
166,836     1,067,750
 MicroPhotonix
 Integration Corp., Cv., Series C   316,691         --          --
316,691     1,999,999

 See accompanying Notes to Financial Statements.

15 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002

------------------------------------------------------------------------------
 Assets

 Investments, at value
   (including $10,105,000 in repurchase agreements)
 --see accompanying statement:
 Unaffiliated companies (cost $127,112,244)                       $103,222,326
 Affiliated companies (cost $11,067,756)                               172,751
                                                                  ------------
                                                                   103,395,077
------------------------------------------------------------------------------
 Cash                                                                  419,932
------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    1,655,244
 Shares of beneficial interest sold                                    328,676
 Interest and dividends                                                 19,600
 Other                                                                     866
                                                                  ------------
 Total assets                                                      105,819,395

------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                               7,609,937
 Transfer and shareholder servicing agent fees                         217,849
 Shares of beneficial interest redeemed                                180,961
 Shareholder reports                                                   116,321
 Trustees' compensation                                                 43,694
 Distribution and service plan fees                                     18,529
 Other                                                                  57,422
                                                                  ------------
 Total liabilities                                                   8,244,713

------------------------------------------------------------------------------
 Net Assets                                                        $97,574,682
                                                                  ============

------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                  $616,687,695
------------------------------------------------------------------------------
 Accumulated net investment loss
(42,066)
------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions
(484,286,024)
------------------------------------------------------------------------------
 Net unrealized depreciation on investments
(34,784,923)
                                                                  ------------
 Net Assets                                                       $ 97,574,682
                                                                  ============

16 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $44,149,828 and 24,287,174 shares of beneficial interest outstanding)
$1.82
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$1.93
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,813,409 and 20,614,603 shares of beneficial
 interest outstanding)
$1.79
--------------------------------------------------------------------------------
 Class C  Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,142,548 and 7,914,947 shares of beneficial
 interest outstanding)
$1.79
--------------------------------------------------------------------------------
 Class N  Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,581,750 and 872,854 shares of beneficial
 interest outstanding)
$1.81
--------------------------------------------------------------------------------
 Class  Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $887,147 and 479,407 shares of beneficial interest outstanding)
$1.85

 See accompanying Notes to Financial Statements.

17 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002

------------------------------------------------------------------------------
 Investment Income
 Interest                                                        $    561,405
------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $12,686)              179,653
                                                                 -------------
 Total investment income                                              741,058

------------------------------------------------------------------------------
 Expenses

 Management fees                                                    1,473,898
------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              168,548
 Class B                                                              581,342
 Class C                                                              178,249
 Class N                                                                7,735
------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                            1,028,934
 Class B                                                              925,384
 Class C                                                              264,286
 Class N                                                               18,469
 Class Y                                                                2,180
------------------------------------------------------------------------------
 Shareholder reports                                                  468,829
------------------------------------------------------------------------------
 Trustees' compensation                                                10,117
------------------------------------------------------------------------------
 Custodian fees and expenses                                              582
------------------------------------------------------------------------------
 Other                                                                 40,528
                                                                 -------------
 Total expenses                                                     5,169,081
 Less reduction to custodian expenses                                    (288)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees -- Classes A, B, C and N                     (1,474,466)
 Less voluntary waiver of transfer and
 shareholder servicing agent fees -- Class Y                             (391)
                                                                 -------------
 Net expenses                                                       3,693,936

------------------------------------------------------------------------------
 Net Investment Loss                                               (2,952,878)

------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized loss on investments:
 Unaffiliated companies                                          (178,622,417)
 Affiliated companies                                              (1,799,999)
------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments              91,696,018
                                                                 -------------
 Net realized and unrealized loss                                 (88,726,398)

------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations            $(91,679,276)
                                                                 =============

 See accompanying Notes to Financial Statements.

18 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,
2002              2001
---------------------------------------------------------------------------------------

 Operations

 Net investment loss                                   $  (2,952,878)    $
(2,021,035)
---------------------------------------------------------------------------------------
 Net realized loss                                      (180,422,416)
(298,217,147)
---------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     91,696,018
(101,744,638)

--------------------------------
 Net decrease in net assets resulting from operations    (91,679,276)
(401,982,820)

---------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                          --
(300,492)
 Class B
--                --
 Class C
--                --
 Class N
--                --
 Class Y
--                (2)

---------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                  (4,784,726)
33,019,943
 Class B                                                  (1,860,465)
33,905,122
 Class C                                                   2,051,070
13,691,670
 Class N                                                   1,159,593
2,083,236
 Class Y                                                     325,037
1,627,205

---------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                          (94,788,767)
(317,956,138)
---------------------------------------------------------------------------------------
 Beginning of period                                     192,363,449
510,319,587

-------------------------------
 End of period [including accumulated net investment
 losses of $42,066 and $36,769, respectively]           $ 97,574,682
$192,363,449

==============================

 See accompanying Notes to Financial Statements.

19 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS

  Class A     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                      $3.51    $11.24
$10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.04)
(.01)      .01
 Net realized and unrealized gain (loss)                   (1.65)
(7.71)     1.23

--------------------------
 Total from investment operations                          (1.69)
(7.72)     1.24
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
(.01)       --

--------------------------
 Total dividends and/or distributions to shareholders         --
(.01)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.82    $ 3.51
$11.24

=========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.15)%
(68.74)%   12.40%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $44,150  $ 91,220
$253,471
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $68,695  $158,376
$149,623
-------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                              (1.61)%
(0.23)%    0.25%
 Expenses                                                   3.11%
2.08%     1.65%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees             2.10%
2.04%     1.65%
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

  Class B     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                      $3.48    $11.20
$ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.07)
(.06)     (.01)
 Net realized and unrealized gain (loss)                   (1.62)
(7.66)     1.21

--------------------------
 Total from investment operations                          (1.69)
(7.72)     1.20
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
--        --

--------------------------
 Total dividends and/or distributions to shareholders         --
--        --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.79     $3.48
$11.20

==========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.56)%
(68.93)%   12.00%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $36,813  $ 75,336
$200,251
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $58,029  $128,540
$106,620
-------------------------------------------------------------------------------------
 Ratios to average net assets 3
 Net investment loss                                       (2.40)%
(0.99)%   (0.48)%
 Expenses                                                   3.95%
2.84%     2.39%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent fees    2.94%
2.80%     2.39%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued

  Class C     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data
-------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 3.48    $11.20
$ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.05)
(.05)     (.01)
 Net realized and unrealized gain (loss)                   (1.64)
(7.67)     1.21

--------------------------
 Total from investment operations                          (1.69)
(7.72)     1.20
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
--        --

--------------------------
 Total dividends and/or distributions to shareholders         --
--        --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.79     $3.48
$11.20

=========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                       (48.56)%
(68.93)%   12.00%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                $14,143   $23,121
$56,597
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $17,800   $38,049
$28,193
-------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                       (2.36)%
(1.00)%   (0.47)%
 Expenses                                                   3.84%
2.84%     2.39%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer agent fees    2.83%
2.80%     2.39%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

  Class N     Year Ended October 31                                   2002
2001 1
--------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                               $ 3.50
$ 6.59
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss
(.04)     (.03)
 Net realized and unrealized loss
(1.65)    (3.06)

-----------------
 Total from investment operations
(1.69)    (3.09)
--------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
--        --

-----------------
 Total dividends and/or distributions to shareholders
--        --
--------------------------------------------------------------------------------------
 Net asset value, end of period
$1.81     $3.50

=================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                 (48.29)%
(46.89)%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                           $1,582
$1,450
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $1,547
$1,287
--------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss
(1.80)%   (1.24)%
 Expenses
3.05%     2.61%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
2.04%     2.57%
--------------------------------------------------------------------------------------
 Portfolio turnover rate
159%       85%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

23 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued

  Class Y     Year Ended October 31                         2002      2001
2000 1
-------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                     $ 3.55    $11.26
$ 10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.03)       --
2     .02
 Net realized and unrealized gain (loss)                   (1.67)
(7.69)     1.24

--------------------------
 Total from investment operations                          (1.70)
(7.69)     1.26
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --
(.02)       --

--------------------------
 Total dividends and/or distributions to shareholders         --
(.02)       --
-------------------------------------------------------------------------------------
 Net asset value, end of period                            $1.85    $ 3.55
$11.26

==========================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                       (47.89)%
(68.40)%   12.60%

-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                 $  887
$1,236        $1
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $1,057    $
331        $1
-------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                              (1.03)%
(0.08)%    0.33%
 Expenses                                                   1.57%
1.33%     1.42%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees             1.53%
1.23%     1.42%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                     159%
85%        6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Emerging Technologies Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment
Company
 Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc.
 (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical
 rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last
 sale price on the prior trading day, if it is within the spread of the closing
 bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention
 of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated daily
 to each class of shares

25 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 based upon the relative proportion of net assets represented by such class.
 Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.

    During the fiscal year ended October 31, 2002, the Fund did not utilize any
 capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes
 unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2008      $  5,646,461
                              2009       277,396,446
                              2010       197,770,478
                                        ------------
                              Total     $480,813,385
                                        ============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 October 31, 2002, the Fund's projected benefit obligations were increased by
 $5,297 resulting in an accumulated liability of $42,066 as of October 31,
2002.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all
or
 a portion of annual compensation they are entitled to receive from the Fund.
 Under the plan, the compensation deferred is invested for the Board of
Trustees
 in shares of one or more Oppenheimer funds selected by the trustee. The amount
 paid to the Board of Trustees under the plan will be determined based upon the
 performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
 Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the
 fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the

26 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

 fiscal year in which amounts are distributed may differ from the fiscal year in
 which the income or net realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $2,947,581. Accumulated net investment loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the year ended October 31,
2002
 and year ended October 31, 2001 was as follows:

                                       Year Ended            Year Ended
                                 October 31, 2002      October 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income              $--             $ 300,494
                 Long-term capital gain        --                    --
                 Return of capital             --                    --
                                           ----------------------------
                 Total                        $--              $300,494
                                           ============================

As of October 31, 2002, the components of distributable earnings on a tax basis
were as follows:

                 Accumulated net investment loss     $     (42,066)
                 Accumulated net realized loss        (484,286,024)
                 Net unrealized depreciation           (34,784,923)
                                                     --------------
                 Total                               $(519,113,013)
                                                     ==============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon
 ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

27 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        Year Ended October 31,
2002             Year Ended October 31, 2001 1
                                    Shares
Amount               Shares               Amount
--------------------------------------------------------------------------------------------------------------

 Class A
 Sold                            9,326,514             $ 25,428,472
14,879,485         $102,528,400
 Dividends and/or
 distributions reinvested               --
--               27,095              280,977
 Redeemed                      (11,033,670)             (30,213,198)
(11,466,289)         (69,789,434)

-------------------------------------------------------------------------------
 Net increase (decrease)        (1,707,156)
$(4,784,726)           3,440,291          $33,019,943

===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class B
 Sold                            6,616,144             $
17,684,754            9,478,580        $  66,257,999
 Dividends and/or
 distributions reinvested               --
--                   --                   --
 Redeemed                       (7,676,699)             (19,545,219)
(5,680,601)         (32,352,877)

-------------------------------------------------------------------------------
 Net increase (decrease)        (1,060,555)
$(1,860,465)           3,797,979          $33,905,122

===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class C
 Sold                            3,887,508            $
9,097,690            4,831,881        $  32,141,537
 Dividends and/or
 distributions reinvested               --
--                   --                   --
 Redeemed                       (2,625,476)              (7,046,620)
(3,232,646)         (18,449,867)

-------------------------------------------------------------------------------
 Net increase                    1,262,032              $
2,051,070            1,599,235          $13,691,670

===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class N
 Sold                              563,908            $
1,409,424              426,922        $   2,139,222
 Dividends and/or
 distributions reinvested               --
--                   --                   --
 Redeemed                         (105,319)
(249,831)             (12,657)             (55,986)

-------------------------------------------------------------------------------
 Net increase                      458,589              $
1,159,593              414,265          $ 2,083,236

===============================================================================

--------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                              353,446            $
890,176              382,481        $   1,750,586
 Dividends and/or
 distributions reinvested               --
--                   --                   --
 Redeemed                         (222,801)
(565,139)             (33,819)            (123,381)

-------------------------------------------------------------------------------
 Net increase                      130,645             $
325,037              348,662         $  1,627,205

===============================================================================

 1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for
 the period from March 1, 2001 (inception of offering) to October 31, 2001, for
 Class N shares.

28 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were
 $232,351,960 and $197,284,012, respectively.

    As of October 31, 2002, unrealized appreciation (depreciation) based on cost
 of securities for federal income tax purposes of $141,652,640 was composed of:

                     Gross unrealized appreciation   $  7,152,930
                     Gross unrealized depreciation    (45,410,493)
                                                     -------------
                     Net unrealized depreciation     $(38,257,563)
                                                     =============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an
 annual rate of 1.00% of average annual net assets.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a $19.75 per account fee.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFSmay voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees up to an annual rate of 0.25% of average net assets of Class Y shares
and
 for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares
 are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public
 offering of the different classes of shares of the Fund.

29 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate         Class A     Concessions
Concessions      Concessions     Concessions
                  Front-End       Front-End      on Class A     on Class
B       on Class C      on Class N
              Sales Charges   Sales Charges          Shares
Shares           Shares          Shares
                 on Class A     Retained by     Advanced by    Advanced
by      Advanced by     Advanced by
 Year Ended          Shares     Distributor   Distributor 1  Distributor 1
Distributor 1   Distributor 1
-----------------------------------------------------------------------------------------------------------

 October 31, 2002  $421,227        $151,752         $18,721
$497,004          $42,256         $11,625

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A       Class B        Class C        Class N
                      Contingent    Contingent     Contingent     Contingent
                        Deferred      Deferred       Deferred       Deferred
                   Sales Charges Sales Charges  Sales Charges  Sales Charges
                     Retained by   Retained by    Retained by    Retained by
 Year Ended          Distributor   Distributor    Distributor    Distributor
----------------------------------------------------------------------------
 October 31, 2002         $5,146      $264,697         $5,747           $780

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended October 31, 2002, payments under
 the Class A Plan totaled $168,548, all of which were paid by the Distributor to
 recipients, and included $11,496 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in
 any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and
Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based
 sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year
 on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended October 31,
2002,
 were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
------------------------------------------------------------------------------
 Class B Plan          $581,342         $475,951     $8,768,947         23.82%
 Class C Plan           178,249           51,283        761,371          5.38
 Class N Plan             7,735            7,026         45,383          2.87

30 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 5. Illiquid or Restricted Securities
 As of October 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also
 be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid
 or restricted securities subject to this limitation as of October 31, 2002 was
 $237,293, which represents 0.24% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

Valuation as of           Unrealized
 Security                      Acquisition Dates               Cost
October 31, 2002         Depreciation
-------------------------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Axsun Technologies,
 Inc., Cv., Series C                    12/13/00
$8,000,007             $172,751           $7,827,256
-------------------------------------------------------------------------------------------------------------
 Blaze Network Products,
 Inc., 8% Cv., Series D                 10/17/00
1,067,750                   --            1,067,750
-------------------------------------------------------------------------------------------------------------
 BroadBand Office, Inc., Cv., Series C   8/28/00
999,980                   --              999,980
-------------------------------------------------------------------------------------------------------------
 Centerpoint Broadband Technologies,
 Inc., Cv., Series D                    10/23/00
5,000,001                   --            5,000,001
-------------------------------------------------------------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc., Cv., Series Z       5/26/00
999,999                   --              999,999
-------------------------------------------------------------------------------------------------------------
 fusionOne, Inc., 8% Non-Cum.
 Cv., Series D                            9/6/00
1,434,530                6,261            1,428,269
-------------------------------------------------------------------------------------------------------------
 MicroPhotonix Integration Corp.,
 Cv., Series C                            7/6/00
1,999,999                   --            1,999,999
-------------------------------------------------------------------------------------------------------------
 Multiplex, Inc., Cv., Series C           2/9/01
2,849,336               57,064            2,792,272
-------------------------------------------------------------------------------------------------------------
 Questia Media, Inc., Cv., Series B      8/18/00
999,998                1,217              998,781

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of
 the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at October
 31, 2002.

                                   Appendix A

                            Industry Classifications
                            ------------------------

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

                                   Appendix B
                                   ----------

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within
18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special
            arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by
            MLIM (the funds described in (a) and (b) are referred to as
            "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
            Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

              Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their
         "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
         "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
         Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
         This waiver also applies to shares purchased by exchange of shares of
         Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account.
         The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of
         Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|   Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.10
         5) To make distributions required under a Qualified Domestic Relations
            Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from service.12
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed
            10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
         I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
              Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global Value
   Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National
   Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt
   Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February
            28, 1991 and who acquired shares of any of the Former Quest for
            Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class
            B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social
            Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
       Funds Who Were Shareholders of Connecticut Mutual Investment Accounts,
                                        Inc.
------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.         Special Reduced Sales Charge for Former Shareholders of Advance
                                  America Funds, Inc.
---------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc.
on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                              Convertible Securities Fund
---------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

---------------------------------------------------------------------------------
Oppenheimer Emerging Technologies Fund
---------------------------------------------------------------------------------

Internet Website:
      WWW.OPPENHEIMERFUNDS.COM
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP (225.5677)

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019-5820

PX765.002.1202

--------
1. In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the
Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.